Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q15

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Regional Totals
North America	19
EMEA	20
Latin America	21
Asia	22

Citi Holdings
Income Statement and Balance Sheet Data	23
Consumer Key Indicators	24 - 25

Citigroup Supplemental Detail
Average Balances and Interest Rates	26
Deposits	27
Loans
Citicorp	28
Citi Holdings / Total Citigroup	29
Consumer Loan Delinquency Amounts and Ratios
90+ Days	30
30-89 Days	31
Allowance for Credit Losses
Total Citigroup	32
Consumer and Corporate	33 - 34
Components of Provision for Loan Losses
Citicorp	35
Citi Holdings / Total Citigroup	36
Non-Accrual Assets
Total Citigroup	37
Citicorp	38
Citi Holdings	39

Reconciliation of Non-GAAP Financial Measures	40

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Total Revenues, Net of Interest Expense	$19,689	$17,899	$19,736	$19,470	$18,692	(4)%	(5)%	$59,320	$57,898	(2)%
Total Operating Expenses	12,955	14,426	10,884	10,928	10,669	(2)%	(18)%	40,625	32,481	(20)%
Net Credit Losses (NCLs)	2,097	2,248	1,957	1,920	1,663	(13)%	(21)%	6,725	5,540	(18)%
Credit Reserve Build / (Release)	(522)	(367)	(202)	(405)	(81)	80%	84%	(1,778)	(688)	61%
Provision for Unfunded Lending Commitments	(30)	(74)	(37)	(48)	65	NM	NM	(88)	(20)	77%
Provision for Benefits and Claims	205	206	197	181	189	4%	(8)%	595	567	(5)%
Provisions for Credit Losses and for Benefits and Claims	1,750	2,013	1,915	1,648	1,836	11%	5%	5,454	5,399	(1)%
Income from Continuing Operations before Income Taxes	4,984	1,460	6,937	6,894	6,187	(10)%	24%	13,241	20,018	51%
Income Taxes (benefits)	2,068	1,077	2,120	2,036	1,881	(8)%	(9)%	6,120	6,037	(1)%
Income from Continuing Operations	$2,916	$383	$4,817	$4,858	$4,306	(11)%	48%	$7,121	$13,981	96%
Income (Loss) from Discontinued Operations, net of Taxes	(16)	(1)	(5)	6	(10)	NM	38%	(1)	(9)	NM
Net Income before Noncontrolling Interests	2,900	382	4,812	4,864	4,296	(12)%	48%	7,120	13,972	96%
Net Income Attributable to Noncontrolling Interests	59	38	42	18	5	(72)%	(92)%	154	65	(58)%
Citigroup’s Net Income	$2,841	$344	$4,770	$4,846	$4,291	(11)%	51%	$6,966	$13,907	100%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.88	$0.06	$1.51	$1.51	$1.36	(10)%	55%	$2.14	$4.38	NM
Citigroup’s Net Income	$0.88	$0.06	$1.51	$1.51	$1.35	(11)%	53%	$2.14	$4.38	NM
Shares (in millions):
Average Basic	3,029.5	3,025.6	3,034.2	3,020.0	2,993.3	(1)%	(1)%	3,033.5	3,015.8	(1)%
Average Diluted	3,034.8	3,031.5	3,039.3	3,025.0	2,996.9	(1)%	(1)%	3,038.8	3,020.4	(1)%
Common Shares Outstanding, at period end	3,029.5	3,023.9	3,034.1	3,009.8	2,979.0	(1)%	(2)%

Preferred Dividends - Basic	$128	$159	$128	$202	$174	(14)%	36%	$352	$504	43%
Preferred Dividends - Diluted	$128	$159	$128	$202	$174	(14)%	36%	$352	$504	43%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,684	$183	$4,585	$4,574	$4,070	(11)%	52%	$6,507	$13,230	NM
Citigroup’s Net Income	$2,669	$182	$4,580	$4,580	$4,061	(11)%	52%	$6,506	$13,221	NM

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,684	$183	$4,585	$4,574	$4,070	(11)%	52%	$6,507	$13,230	NM
Citigroup’s Net Income	$2,669	$182	$4,580	$4,580	$4,061	(11)%	52%	$6,506	$13,221	NM

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	10.64%	10.57%	11.06%	11.37%	11.6%
Tier 1 Capital Ratio (1) (2)	11.41%	11.45%	12.07%	12.54%	12.9%
Total Capital Ratio (1) (2)	12.76%	12.80%	13.38%	14.14%	14.5%
Supplementary Leverage Ratio (2) (3)	5.98%	5.94%	6.44%	6.72%	6.8%
Return on Average Assets	0.59%	0.07%	1.04%	1.06%	0.94%			0.49%	1.01%
Return on Average Common Equity	5.3%	0.4%	9.4%	9.1%	8.0%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	66%	81%	55%	56%	57%			68%	56%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,882.5	$1,842.2	$1,831.8	$1,829.4	$1,808.4	(1)%	(4)%
Total Average Assets	1,895.4	1,900.2	1,853.1	1,839.7	1,818.4	(1)%	(4)%	$1,895.7	$1,837.1	(3)%
Total Deposits(4)	942.7	899.3	899.6	908.0	904.2	—	(4)%
Citigroup’s Stockholders’ Equity	211.9	210.2	214.6	219.4	220.8	1%	4%
Book Value Per Share	66.99	66.05	66.79	68.27	69.03	1%	3%
Tangible Book Value Per Share(5)	$57.41	$56.71	$57.66	$59.18	$60.07	2%	5%

Direct Staff (in thousands)	243	241	239	238	239	—	(2)%

(1)              Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 40 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)              September 30, 2015 ratios are preliminary.

(3)              Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.

(4)              Beginning December 31, 2014, approximately $20 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement in December 2014 to sell its Japan retail banking business, which is now reported in Citi Holdings.

(5)              Tangible book value per share is a non-GAAP financial measure.  See page 40 for a reconciliation of Tangible Common Equity to reported results.

Note:  Ratios and variance percentages are calculated based on the displayed amounts (where presented).

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)
Revenues
Interest revenue	$15,512	$15,260	$14,600	$14,873	$14,714	(1)%	(5)%	$46,423	$44,187	(5)%
Interest expense	3,325	3,159	3,028	3,051	2,941	(4)%	(12)%	10,531	9,020	(14)%
Net interest revenue	12,187	12,101	11,572	11,822	11,773	—	(3)%	35,892	35,167	(2)%

Commissions and fees	3,280	3,127	3,170	3,194	2,732	(14)%	(17)%	9,905	9,096	(8)%
Principal transactions	1,549	418	1,971	2,173	1,327	(39)%	(14)%	6,280	5,471	(13)%
Administrative and other fiduciary fees	1,029	946	962	995	870	(13)%	(15)%	3,067	2,827	(8)%
Realized gains (losses) on investments	136	222	307	183	151	(17)%	11%	348	641	84%
Other-than-temporary impairment losses on investments and other assets	(91)	(95)	(72)	(43)	(80)	(86)%	12%	(329)	(195)	41%
Insurance premiums	530	497	497	482	464	(4)%	(12)%	1,613	1,443	(11)%
Other revenue	1,069	683	1,329	664	1,455	NM	36%	2,544	3,448	36%
Total non-interest revenues	7,502	5,798	8,164	7,648	6,919	(10)%	(8)%	23,428	22,731	(3)%
Total revenues, net of interest expense	19,689	17,899	19,736	19,470	18,692	(4)%	(5)%	59,320	57,898	(2)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,097	2,248	1,957	1,920	1,663	(13)%	(21)%	6,725	5,540	(18)%
Credit reserve build / (release)	(522)	(367)	(202)	(405)	(81)	80%	84%	(1,778)	(688)	61%
Provision for loan losses	1,575	1,881	1,755	1,515	1,582	4%	—	4,947	4,852	(2)%
Provison for Policyholder benefits and claims	205	206	197	181	189	4%	(8)%	595	567	(5)%
Provision for unfunded lending commitments	(30)	(74)	(37)	(48)	65	NM	NM	(88)	(20)	77%
Total provisions for credit losses and for benefits and claims	1,750	2,013	1,915	1,648	1,836	11%	5%	5,454	5,399	(1)%

Operating Expenses
Compensation and benefits	6,114	5,807	5,520	5,483	5,321	(3)%	(13)%	18,152	16,324	(10)%
Premises and Equipment	804	750	709	737	722	(2)%	(10)%	2,428	2,168	(11)%
Technology / communication expense	1,630	1,657	1,600	1,656	1,628	(2)%	—	4,779	4,884	2%
Advertising and marketing expense	442	484	392	393	391	(1)%	(12)%	1,360	1,176	(14)%
Other operating	3,965	5,728	2,663	2,659	2,607	(2)%	(34)%	13,906	7,929	(43)%
Total operating expenses	12,955	14,426	10,884	10,928	10,669	(2)%	(18)%	40,625	32,481	(20)%

Income from Continuing Operations before Income Taxes	4,984	1,460	6,937	6,894	6,187	(10)%	24%	13,241	20,018	51%
Provision (benefits) for income taxes	2,068	1,077	2,120	2,036	1,881	(8)%	(9)%	6,120	6,037	(1)%

Income from Continuing Operations	2,916	383	4,817	4,858	4,306	(11)%	48%	7,121	13,981	96%
Discontinued Operations
Income (Loss) from Discontinued Operations	(25)	(2)	(8)	9	(15)	NM	40%	12	(14)	NM
Gain (Loss) on Sale	—	—	—	—	—	—	—	—	—	—
Provision (benefits) for income taxes	(9)	(1)	(3)	3	(5)	NM	44%	13	(5)	NM
Income (Loss) from Discontinued Operations, net of taxes	(16)	(1)	(5)	6	(10)	NM	38%	(1)	(9)	NM

Net Income before Noncontrolling Interests	2,900	382	4,812	4,864	4,296	(12)%	48%	7,120	13,972	96%

Net Income attributable to noncontrolling interests	59	38	42	18	5	(72)%	(92)%	154	65	(58)%
Citigroup’s Net Income	$2,841	$344	$4,770	$4,846	$4,291	(11)%	51%	$6,966	$13,907	100%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						3Q15 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2014	2014	2015	2015	2015 (1)	2Q15	3Q14
Assets
Cash and due from banks (including segregated cash and other deposits)	$35,976	$32,108	$21,880	$23,413	$21,726	(7)%	(40)%
Deposits with banks	143,068	128,089	133,896	130,685	137,935	6%	(4)%
Fed funds sold and securities borr’d or purch under agree. to resell	245,462	242,570	239,015	237,054	231,695	(2)%	(6)%
Brokerage receivables	39,298	28,419	35,637	43,921	37,875	(14)%	(4)%
Trading account assets	290,822	296,786	302,983	279,197	266,946	(4)%	(8)%
Investments
Available-for-sale and non-marketable equity securities	309,009	309,522	303,561	301,955	308,499	2%	—
Held-to-maturity	24,038	23,921	23,254	30,166	33,940	13%	41%
Total Investments	333,047	333,443	326,815	332,121	342,439	3%	3%
Loans, net of unearned income
Consumer	376,318	369,970	341,706	342,349	333,373	(3)%	(11)%
Corporate	277,508	274,665	279,348	289,769	289,071	—	4%
Loans, net of unearned income	653,826	644,635	621,054	632,118	622,444	(2)%	(5)%
Allowance for loan losses	(16,915)	(15,994)	(14,598)	(14,075)	(13,626)	3%	19%
Total loans, net	636,911	628,641	606,456	618,043	608,818	(1)%	(4)%
Goodwill	24,500	23,592	23,150	23,012	22,444	(2)%	(8)%
Intangible assets (other than MSRs)	4,525	4,566	4,244	4,071	3,880	(5)%	(14)%
Mortgage servicing rights (MSRs)	2,093	1,845	1,685	1,924	1,766	(8)%	(16)%
Other assets (2)	126,803	122,122	136,040	135,929	132,832	(2)%	5%
Total assets	$1,882,505	$1,842,181	$1,831,801	$1,829,370	$1,808,356	(1)%	(4)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$128,243	$128,958	$136,568	$135,013	$141,425	5%	10%
Interest-bearing deposits in U.S. offices	285,604	284,978	275,423	268,947	267,057	(1)%	(6)%
Total U.S. Deposits	413,847	413,936	411,991	403,960	408,482	1%	(1)%
Non-interest-bearing deposits in offices outside the U.S.	71,228	70,925	71,653	72,629	73,188	1%	3%
Interest-bearing deposits in offices outside the U.S.	457,580	414,471	416,003	431,448	422,573	(2)%	(8)%
Total International Deposits	528,808	485,396	487,656	504,077	495,761	(2)%	(6)%

Total deposits (2)	942,655	899,332	899,647	908,037	904,243	—	(4)%
Fed funds purch and securities loaned or sold under agree. to repurch.	175,732	173,438	175,371	177,012	168,604	(5)%	(4)%
Brokerage payables	59,428	52,180	58,252	54,867	59,557	9%	—
Trading account liabilities	137,272	139,036	142,438	136,295	125,981	(8)%	(8)%
Short-term borrowings	64,838	58,335	39,405	25,907	23,715	(8)%	(63)%
Long-term debt	223,842	223,080	210,522	211,845	213,533	1%	(5)%
Other liabilities (2) (3)	65,191	85,084	90,143	94,582	90,586	(4)%	39%
Total liabilities	$1,668,958	$1,630,485	$1,615,778	$1,608,545	$1,586,219	(1)%	(5)%

Equity
Stockholders’ equity
Preferred stock	$8,968	$10,468	$11,968	$13,968	$15,218	9%	70%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,839	107,979	108,124	108,219	108,261	—	—
Retained earnings	117,697	117,852	122,463	126,954	130,921	3%	11%
Treasury stock	(2,631)	(2,929)	(3,275)	(4,628)	(6,326)	(37)%	NM
Accumulated other comprehensive income (loss)	(19,976)	(23,216)	(24,691)	(25,104)	(27,257)	(9)%	(36)%
Total common equity	$202,960	$199,717	$202,652	$205,472	$205,630	—	1%

Total Citigroup stockholders’ equity	$211,928	$210,185	$214,620	$219,440	$220,848	1%	4%
Noncontrolling interests	1,619	1,511	1,403	1,385	1,289	(7)%	(20)%
Total equity	213,547	211,696	216,023	220,825	222,137	1%	4%
Total liabilities and equity	$1,882,505	$1,842,181	$1,831,801	$1,829,370	$1,808,356	(1)%	(4)%

(1)             Preliminary

(2)             See footnote 4 on page 1.

(3)             Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 32 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)
CITICORP
Global Consumer Banking
North America	$4,996	$5,096	$4,994	$4,823	$4,821	—	(4)%	$14,573	$14,638	—
Latin America	2,172	2,069	1,835	1,848	1,923	4%	(11)%	6,391	5,606	(12)%
Asia (1)	2,033	1,863	1,833	1,878	1,716	(9)%	(16)%	6,025	5,427	(10)%
Total	9,201	9,028	8,662	8,549	8,460	(1)%	(8)%	26,989	25,671	(5)%

Institutional Clients Group
North America	3,219	2,457	3,303	3,285	3,273	—	2%	9,934	9,861	(1)%
EMEA	2,252	2,038	2,763	2,543	2,417	(5)%	7%	7,453	7,723	4%
Latin America	1,014	971	1,065	1,111	1,069	(4)%	5%	3,264	3,245	(1)%
Asia	1,851	1,694	1,897	1,939	1,838	(5)%	(1)%	5,241	5,674	8%
Total	8,336	7,160	9,028	8,878	8,597	(3)%	3%	25,892	26,503	2%

Corporate / Other	82	(93)	212	370	218	(41)%	NM	394	800	NM

Total Citicorp	17,619	16,095	17,902	17,797	17,275	(3)%	(2)%	53,275	52,974	(1)%

Total Citi Holdings	2,070	1,804	1,834	1,673	1,417	(15)%	(32)%	6,045	4,924	(19)%

Total Citigroup - Net Revenues	19,689	17,899	19,736	19,470	18,692	(4)%	(5)%	59,320	57,898	(2)%

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities {collectively referred to as CVA/DVA} (2)	(371)	7	(73)	312	196	(37)%	NM	(397)	435	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (3)	$20,060	$17,892	$19,809	$19,158	$18,496	(3)%	(8)%	$59,717	$57,463	(4)%

(1)                   For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)                   Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,183	$1,137	$1,140	$1,067	$1,063	—	(10)%	$3,275	$3,270	—
Latin America	329	263	244	225	312	39%	(5)%	895	781	(13)%
Asia (1)	382	288	341	338	307	(9)%	(20)%	961	986	3%
Total	1,894	1,688	1,725	1,630	1,682	3%	(11)%	5,131	5,037	(2)%

Institutional Clients Group
North America	920	655	1,015	978	928	(5)%	1%	3,321	2,921	(12)%
EMEA	477	223	857	684	522	(24)%	9%	1,839	2,063	12%
Latin America	294	273	413	470	389	(17)%	32%	1,061	1,272	20%
Asia	652	526	679	703	571	(19)%	(12)%	1,636	1,953	19%
Total	2,343	1,677	2,964	2,835	2,410	(15)%	3%	7,857	8,209	4%

Corporate / Other	(1,537)	(3,066)	(19)	230	183	(20)%	NM	(2,309)	394	NM

Total Citicorp	2,700	299	4,670	4,695	4,275	(9)%	58%	10,679	13,640	28%

Total Citi Holdings	216	84	147	163	31	(81)%	(86)%	(3,558)	341	NM

Income From Continuing Operations	2,916	383	4,817	4,858	4,306	(11)%	48%	7,121	13,981	96%

Discontinued Operations	(16)	(1)	(5)	6	(10)	NM	38%	(1)	(9)	NM

Net Income Attributable to Noncontrolling Interests	59	38	42	18	5	(72)%	(92)%	154	65	(58)%

Citigroup’s Net Income	$2,841	$344	$4,770	$4,846	$4,291	(11)%	51%	$6,966	$13,907	100%

CVA/DVA (after-tax) (2)	(228)	4	(47)	196	127	(35)%	NM	(244)	276	NM

Total Citigroup - Net Income - Excluding CVA/DVA (3)	$3,069	$340	$4,817	$4,650	$4,164	(10)%	36%	$7,210	$13,631	89%

(1)      For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)      Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)      Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)
Revenues
Net interest revenue	$11,068	$11,042	$10,517	$10,821	$10,799	—	(2)%	$32,360	$32,137	(1)%
Non-interest revenue	6,551	5,053	7,385	6,976	6,476	(7)%	(1)%	20,915	20,837	—
Total revenues, net of interest expense	17,619	16,095	17,902	17,797	17,275	(3)%	(2)%	53,275	52,974	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,692	1,831	1,549	1,662	1,445	(13)%	(15)%	5,305	4,656	(12)%
Credit reserve build / (release)	(387)	(153)	(6)	(235)	128	NM	NM	(1,085)	(113)	90%
Provision for loan losses	1,305	1,678	1,543	1,427	1,573	10%	21%	4,220	4,543	8%
Provision for benefits and claims	38	39	28	21	28	33%	(26)%	105	77	(27)%
Provision for unfunded lending commitments	(27)	(74)	(32)	(47)	84	NM	NM	(78)	5	NM
Total provisions for credit losses and for benefits and claims	1,316	1,643	1,539	1,401	1,685	20%	28%	4,247	4,625	9%

Total operating expenses	11,609	13,123	9,727	9,824	9,524	(3)%	(18)%	32,239	29,075	(10)%

Income from Continuing Operations before Income Taxes	4,694	1,329	6,636	6,572	6,066	(8)%	29%	16,789	19,274	15%
Provision for income taxes	1,994	1,030	1,966	1,877	1,791	(5)%	(10)%	6,110	5,634	(8)%

Income from Continuing Operations	2,700	299	4,670	4,695	4,275	(9)%	58%	10,679	13,640	28%

Income (loss) from Discontinued Operations, net of taxes	(16)	(1)	(5)	6	(10)	NM	38%	(1)	(9)	NM

Noncontrolling interests	55	38	41	18	5	(72)%	(91)%	148	64	(57)%
Citicorp’s Net Income	$2,629	$260	$4,624	$4,683	$4,260	(9)%	62%	$10,530	$13,567	29%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,746	$1,713	$1,710	$1,713	$1,698	(1)%	(3)%

Average Assets	$1,752	$1,768	$1,728	$1,722	$1,705	(1)%	(3)%	$1,748	$1,718	(2)%
Return on Average Assets	0.60%	0.06%	1.09%	1.09%	0.99%			0.81%	1.06%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	66%	82%	54%	55%	55%			61%	55%
Total EOP Loans	$569	$565	$559	$573	$567	(1)%	—
Total EOP Deposits	$898	$883	$888	$900	$897	—	—

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)
Net Interest Revenue	$7,120	$7,070	$6,701	$6,692	$6,731	1%	(5)%	$20,854	$20,124	(4)%
Non-Interest Revenue	2,081	1,958	1,961	1,857	1,729	(7)%	(17)%	6,135	5,547	(10)%
Total Revenues, Net of Interest Expense	9,201	9,028	8,662	8,549	8,460	(1)%	(8)%	26,989	25,671	(5)%
Total Operating Expenses	4,975	4,985	4,552	4,618	4,483	(3)%	(10)%	14,966	13,653	(9)%
Net Credit Losses	1,680	1,710	1,551	1,579	1,411	(11)%	(16)%	5,150	4,541	(12)%
Credit Reserve Build / (Release)	(379)	(254)	(113)	(103)	(64)	38%	83%	(894)	(280)	69%
Provision for Unfunded Lending Commitments	(2)	(15)	(1)	(1)	1	NM	NM	(8)	(1)	88%
Provision for Benefits and Claims	38	39	28	21	28	33%	(26)%	105	77	(27)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,337	1,480	1,465	1,496	1,376	(8)%	3%	4,353	4,337	—
Income from Continuing Operations before Taxes	2,889	2,563	2,645	2,435	2,601	7%	(10)%	7,670	7,681	—
Income Taxes	995	875	920	805	919	14%	(8)%	2,539	2,644	4%
Income from Continuing Operations	1,894	1,688	1,725	1,630	1,682	3%	(11)%	5,131	5,037	(2)%
Noncontrolling Interests	9	3	(5)	5	8	60%	(11)%	22	8	(64)%
Net Income	$1,885	$1,685	$1,730	$1,625	$1,674	3%	(11)%	$5,109	$5,029	(2)%
Average Assets (in billions of dollars)	$410	$406	$394	$394	$387	(2)%	(6)%	$408	$392	(4)%
Return on Average Assets (ROA)	1.82%	1.65%	1.78%	1.65%	1.72%			1.68%	1.72%
Efficiency Ratio	54%	55%	53%	54%	53%			55%	53%

Net Credit Losses as a % of Average Loans	2.28%	2.34%	2.22%	2.24%	2.01%			2.37%	2.16%

Revenue by Business
Retail Banking	$3,936	$3,891	$3,774	$3,776	$3,732	(1)%	(5)%	$11,570	$11,282	(2)%
Cards (1)	5,265	5,137	4,888	4,773	4,728	(1)%	(10)%	15,419	14,389	(7)%
Total	$9,201	$9,028	$8,662	$8,549	$8,460	(1)%	(8)%	$26,989	$25,671	(5)%

Net Credit Losses by Business
Retail Banking	$325	$388	$294	$315	$279	(11)%	(14)%	$978	$888	(9)%
Cards (1)	1,355	1,322	1,257	1,264	1,132	(10)%	(16)%	4,172	3,653	(12)%
Total	$1,680	$1,710	$1,551	$1,579	$1,411	(11)%	(16)%	$5,150	$4,541	(12)%

Income (loss) from Continuing Operations by Business
Retail Banking	$536	$468	$574	$555	$566	2%	6%	$1,319	$1,695	29%
Cards (1)	1,358	1,220	1,151	1,075	1,116	4%	(18)%	3,812	3,342	(12)%
Total	$1,894	$1,688	$1,725	$1,630	$1,682	3%	(11)%	$5,131	$5,037	(2)%

FX Translation Impact:
Total Revenue - as Reported	$9,201	$9,028	$8,662	$8,549	$8,460	(1)%	(8)%	$26,989	$25,671	(5)%
Impact of FX Translation (2)	(633)	(444)	(239)	(219)	—			(1,489)	—
Total Revenues - Ex-FX (3)	$8,568	$8,584	$8,423	$8,330	$8,460	2%	(1)%	$25,500	$25,671	1%

Total Operating Expenses - as Reported	$4,975	$4,985	$4,552	$4,618	$4,483	(3)%	(10)%	$14,966	$13,653	(9)%
Impact of FX Translation (2)	(369)	(262)	(127)	(123)	—			(884)	—
Total Operating Expenses - Ex-FX (3)	$4,606	$4,723	$4,425	$4,495	$4,483	—	(3)%	$14,082	$13,653	(3)%

Total Provisions for LLR & PBC - as Reported	$1,337	$1,480	$1,465	$1,496	$1,376	(8)%	3%	$4,353	$4,337	—
Impact of FX Translation (2)	(134)	(110)	(55)	(44)	—			(348)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,203	$1,370	$1,410	$1,452	$1,376	(5)%	14%	$4,005	$4,337	8%

Net Income - as Reported	$1,885	$1,685	$1,730	$1,625	$1,674	3%	(11)%	$5,109	$5,029	(2)%
Impact of FX Translation (2)	(81)	(45)	(38)	(33)	—			(155)	—
Net Income - Ex-FX (3)	$1,804	$1,640	$1,692	$1,592	$1,674	5%	(7)%	$4,954	$5,029	2%

(1) Includes both Citi-Branded Cards and Citi Retail Services.

(2) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2015 average exchange rates for all periods presented.

(3) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,284	3,129	3,027	3,015	3,004	—	(9)%
Accounts (in millions)	60.3	59.8	59.2	59.4	60.2	1%	—
Average Deposits	$306.4	$302.7	$302.2	$302.1	$298.5	(1)%	(3)%
Investment Sales	$29.5	$23.8	$26.5	$26.9	$20.9	(22)%	(29)%
Investment Assets under Management (AUMs)	$168.2	$163.3	$161.8	$163.3	$152.1	(7)%	(10)%
Average Loans	$154.2	$152.6	$148.3	$149.8	$146.7	(2)%	(5)%
EOP Loans:
Real Estate Lending	$81.5	$79.7	$79.5	$80.4	$79.3	(1)%	(3)%
Commercial Markets	41.1	39.1	38.2	38.6	36.8	(5)%	(10)%
Personal and Other	31.3	30.4	30.2	30.8	29.8	(3)%	(5)%
EOP Loans	$153.9	$149.2	$147.9	$149.8	$145.9	(3)%	(5)%

Net Interest Revenue (in millions) (1)	$2,483	$2,461	$2,315	$2,364	$2,339	(1)%	(6)%
As a % of Average Loans	6.39%	6.40%	6.33%	6.33%	6.33%

Net Credit Losses (in millions)	$325	$388	$294	$315	$279	(11)%	(14)%
As a % of Average Loans	0.84%	1.01%	0.80%	0.84%	0.75%
Loans 90+ Days Past Due (in millions) (2) (3)	$964	$816	$617	$636	$595	(6)%	(38)%
As a % of EOP Loans	0.63%	0.55%	0.42%	0.43%	0.41%
Loans 30-89 Days Past Due (in millions) (2)	$912	$854	$845	$797	$806	1%	(12)%
As a % of EOP Loans	0.60%	0.58%	0.58%	0.53%	0.56%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	$136.1	$137.0	$136.3	$136.6	$137.8	1%	1%
Purchase Sales (in billions)	$90.6	$96.7	$82.5	$92.0	$90.9	(1)%	—

Average Loans (in billions) (4)	$138.0	$137.8	$134.8	$132.4	$131.8	—	(4)%
EOP Loans (in billions) (4)	$138.1	$141.9	$132.2	$134.1	$132.4	(1)%	(4)%
Average Yield (5)	13.55%	13.47%	13.51%	13.46%
Net Interest Revenue (6)	$4,637	$4,609	$4,386	$4,328	$4,392	1%	(5)%
As a % of Average Loans (6)	13.33%	13.27%	13.20%	13.11%	13.22%
Net Credit Losses	$1,355	$1,322	$1,257	$1,264	$1,132	(10)%	(16)%
As a % of Average Loans	3.90%	3.81%	3.78%	3.83%	3.41%
Net Credit Margin (7)	$3,898	$3,804	$3,621	$3,499	$3,585	2%	(8)%
As a % of Average Loans (7)	11.21%	10.95%	10.89%	10.60%	10.79%
Loans 90+ Days Past Due	$1,690	$1,750	$1,628	$1,498	$1,490	(1)%	(12)%
As a % of EOP Loans	1.22%	1.23%	1.23%	1.12%	1.13%
Loans 30-89 Days Past Due	$1,894	$1,834	$1,666	$1,590	$1,701	7%	(10)%
As a % of EOP Loans	1.37%	1.29%	1.26%	1.19%	1.28%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 1 on page 10.

(3)         The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter.  The charge-off reduced Loans 90+ Days Past Due by the same amount.

(4)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)         Average yield is gross interest revenue earned divided by average loans.

(6)         Net interest revenue includes certain fees that are recorded as interest revenue.

(7)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$4,363	$4,442	$4,305	$4,280	$4,423	3%	1%	$12,761	$13,008	2%
Non-Interest Revenue	633	654	689	543	398	(27)%	(37)%	1,812	1,630	(10)%
Total Revenues, Net of Interest Expense	4,996	5,096	4,994	4,823	4,821	—	(4)%	14,573	14,638	—
Total Operating Expenses	2,411	2,507	2,292	2,267	2,270	—	(6)%	7,199	6,829	(5)%
Net Credit Losses	1,019	1,013	961	1,000	878	(12)%	(14)%	3,193	2,839	(11)%
Credit Reserve Build / (Release)	(341)	(233)	(100)	(109)	(61)	44%	82%	(1,009)	(270)	73%
Provision for Unfunded Lending Commitments	—	(11)	1	—	—	—	—	3	1	(67)%
Provision for Benefits and Claims	12	10	10	9	11	22%	(8)%	30	30	—
Provisions for Loan Losses and for Benefits and Claims	690	779	872	900	828	(8)%	20%	2,217	2,600	17%
Income from Continuing Operations before Taxes	1,895	1,810	1,830	1,656	1,723	4%	(9)%	5,157	5,209	1%
Income Taxes (benefits)	712	673	690	589	660	12%	(7)%	1,882	1,939	3%
Income from Continuing Operations	1,183	1,137	1,140	1,067	1,063	—	(10)%	3,275	3,270	—
Noncontrolling Interests	—	—	—	(1)	1	NM	100%	(1)	—	100%
Net Income	$1,183	$1,137	$1,140	$1,068	$1,062	(1)%	(10)%	$3,276	$3,270	—
Average Assets (in billions of dollars)	$211	$213	$208	$206	$208	1%	(1)%	$210	$207	(1)%
Return on Average Assets	2.22%	2.12%	2.22%	2.08%	2.03%			2.09%	2.11%
Efficiency Ratio	48%	49%	46%	47%	47%			49%	47%

Net Credit Losses as a % of Average Loans	2.59%	2.55%	2.51%	2.59%	2.22%			2.75%	2.44%

Revenue by Business
Retail Banking	$1,232	$1,364	$1,348	$1,307	$1,275	(2)%	3%	$3,553	$3,930	11%
Citi-Branded Cards	2,118	2,122	2,009	1,933	1,930	—	(9)%	6,168	5,872	(5)%
Citi Retail Services	1,646	1,610	1,637	1,583	1,616	2%	(2)%	4,852	4,836	—
Total	$4,996	$5,096	$4,994	$4,823	$4,821	—	(4)%	$14,573	$14,638	—

Net Credit Losses by Business
Retail Banking	$36	$36	$36	$40	$34	(15)%	(6)%	$107	$110	3%
Citi-Branded Cards	526	514	492	503	443	(12)%	(16)%	1,683	1,438	(15)%
Citi Retail Services	457	463	433	457	401	(12)%	(12)%	1,403	1,291	(8)%
Total	$1,019	$1,013	$961	$1,000	$878	(12)%	(14)%	$3,193	$2,839	(11)%

Income (loss) from Continuing Operations by Business
Retail Banking	$107	$140	$197	$189	$144	(24)%	35%	$215	$530	NM
Citi-Branded Cards	636	636	539	499	522	5%	(18)%	1,755	1,560	(11)%
Citi Retail Services	440	361	404	379	397	5%	(10)%	1,305	1,180	(10)%
Total	$1,183	$1,137	$1,140	$1,067	$1,063	—	(10)%	$3,275	$3,270	—

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	895	849	788	779	779	—	(13)%
Accounts (in millions)	11.9	11.7	11.3	11.2	11.0	(2)%	(8)%
Investment Sales	$3.6	$4.0	$4.5	$3.9	$3.4	(13)%	(6)%
Investment AUMs	$35.8	$36.2	$37.0	$36.9	$35.2	(5)%	(2)%

Average Deposits	$170.4	$170.6	$171.6	$170.9	$172.3	1%	1%

Average Loans	$46.9	$48.3	$47.5	$49.0	$50.0	2%	7%

EOP Loans:
Real Estate Lending	$37.6	$36.7	$37.8	$38.9	$40.6	4%	8%
Commercial Markets	8.6	8.6	8.5	8.5	8.2	(4)%	(5)%
Personal and Other	1.3	1.5	1.5	1.4	1.8	29%	38%
Total EOP Loans	$47.5	$46.8	$47.8	$48.8	$50.6	4%	7%

Mortgage Originations	$7.1	$6.7	$7.0	$8.8	$7.5	(15)%	6%

Third Party Mortgage Servicing Portfolio (EOP)	$173.0	$171.9	$168.2	$165.0	$162.6	(1)%	(6)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$132.4	$255.6	$168.7	$179.4	$107.2	(40)%	(19)%

Saleable Mortgage Rate Locks	$4.4	$3.8	$4.4	$5.0	$3.9	(22)%	(11)%

Net Interest Revenue on Loans (in millions)	$255	$271	$248	$266	$262	(2)%	3%
As a % of Avg. Loans	2.16%	2.23%	2.12%	2.18%	2.08%

Net Credit Losses (in millions)	$36	$36	$36	$40	$34	(15)%	(6)%
As a % of Avg. Loans	0.30%	0.30%	0.31%	0.33%	0.27%

Loans 90+ Days Past Due (in millions) (1)	$229	$225	$123	$150	$138	(8)%	(40)%
As a % of EOP Loans	0.49%	0.49%	0.26%	0.31%	0.28%
Loans 30-89 Days Past Due (in millions) (1)	$213	$212	$203	$176	$198	13%	(7)%
As a % of EOP Loans	0.46%	0.46%	0.43%	0.37%	0.40%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $604 million and ($1.1 billion), $562 million and ($1.1 billion), $534 million and ($1.1 billion), $423 million and ($0.8 billion), and $498 million and ($0.9 billion) as of September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $126 million and ($1.1 billion), $122 million and ($1.1 billion), $111 million and ($1.1 billion), $75 million and ($0.8 billion) and $79 million and ($0.9 billion) as of September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14
Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.5	23.6	23.7	23.2	23.3	—	(1)%
Purchase Sales (in billions)	$43.3	$45.1	$40.9	$46.1	$46.6	1%	8%

Average Loans (in billions) (1)	$66.1	$65.7	$64.1	$63.2	$63.9	1%	(3)%

EOP Loans (in billions) (1)	$66.5	$67.5	$63.5	$64.5	$64.8	—	(3)%

Average Yield (2)	10.38%	10.35%	10.48%	10.39%	10.28%
Net Interest Revenue (3)	$1,681	$1,679	$1,607	$1,582	$1,618	2%	(4)%
As a % of Avg. Loans (3)	10.09%	10.14%	10.17%	10.04%	10.05%
Net Credit Losses	$526	$514	$492	$503	$443	(12)%	(16)%
As a % of Average Loans	3.16%	3.10%	3.11%	3.19%	2.75%
Net Credit Margin (4)	$1,588	$1,605	$1,513	$1,426	$1,482	4%	(7)%
As a % of Avg. Loans (4)	9.53%	9.69%	9.57%	9.05%	9.20%
Loans 90+ Days Past Due	$559	$593	$569	$495	$491	(1)%	(12)%
As a % of EOP Loans	0.84%	0.88%	0.90%	0.77%	0.76%
Loans 30-89 Days Past Due	$566	$568	$497	$462	$504	9%	(11)%
As a % of EOP Loans	0.85%	0.84%	0.78%	0.72%	0.78%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	87.2	88.1	87.3	88.1	89.5	2%	3%
Purchase Sales (in billions)	$19.7	$23.5	$16.5	$20.2	$19.8	(2)%	1%

Average Loans (in billions) (1)	$42.9	$43.9	$43.9	$42.6	$43.1	1%	—

EOP Loans (in billions) (1)	$43.0	$46.5	$42.4	$43.2	$43.1	—	—

Average Yield (2)	16.89%	16.80%	16.96%	17.00%	16.94%
Net Interest Revenue (3)	$1,884	$1,923	$1,885	$1,843	$1,925	4%	2%
As a % of Avg. Loans (3)	17.42%	17.38%	17.41%	17.35%	17.72%
Net Credit Losses	$457	$463	$433	$457	$401	(12)%	(12)%
As a % of Average Loans	4.23%	4.18%	4.00%	4.30%	3.69%
Net Credit Margin (4)	$1,181	$1,139	$1,198	$1,120	$1,209	8%	2%
As a % of Avg. Loans (4)	10.92%	10.29%	11.07%	10.55%	11.13%
Loans 90+ Days Past Due	$630	$678	$629	$567	$621	10%	(1)%
As a % of EOP Loans	1.47%	1.46%	1.48%	1.31%	1.44%
Loans 30-89 Days Past Due	$729	$748	$673	$652	$758	16%	4%
As a % of EOP Loans	1.70%	1.61%	1.59%	1.51%	1.76%

(1)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)   Average yield is calculated as gross interest revenue earned divided by average loans.

(3)   Net interest revenue includes certain fees that are recorded as interest revenue.

(4)   Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,472	$1,404	$1,242	$1,241	$1,187	(4)%	(19)%	$4,268	$3,670	(14)%
Non-Interest Revenue	700	665	593	607	736	21%	5%	2,123	1,936	(9)%
Total Revenues, Net of Interest Expense	2,172	2,069	1,835	1,848	1,923	4%	(11)%	6,391	5,606	(12)%
Total Operating Expenses	1,272	1,245	1,080	1,162	1,080	(7)%	(15)%	3,729	3,322	(11)%
Net Credit Losses	460	511	417	392	355	(9)%	(23)%	1,350	1,164	(14)%
Credit Reserve Build / (Release)	(4)	(36)	22	7	61	NM	NM	156	90	(42)%
Provision for Unfunded Lending Commitments	(1)	—	(3)	3	1	(67)%	NM	(1)	1	NM
Provision for Benefits and Claims	26	29	18	12	17	42%	(35)%	75	47	(37)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	481	504	454	414	434	5%	(10)%	1,580	1,302	(18)%
Income from Continuing Operations before Taxes	419	320	301	272	409	50%	(2)%	1,082	982	(9)%
Income Taxes	90	57	57	47	97	NM	8%	187	201	7%
Income from Continuing Operations	329	263	244	225	312	39%	(5)%	895	781	(13)%
Noncontrolling Interests	2	—	—	2	1	(50)%	(50)%	6	3	(50)%
Net Income	$327	$263	$244	$223	$311	39%	(5)%	$889	$778	(12)%
Average Assets (in billions of dollars)	$76	$73	$68	$66	$60	(9)%	(21)%	$76	$65	(14)%
Return on Average Assets (1)	1.71%	1.43%	1.46%	1.36%	2.06%			1.58%	1.60%
Efficiency Ratio	59%	60%	59%	63%	56%			58%	59%

Net Credit Losses as a % of Average Loans (1)	4.75%	5.51%	4.90%	4.60%	4.42%			4.76%	4.65%

Revenue by Business
Retail Banking	$1,452	$1,375	$1,251	$1,269	$1,369	8%	(6)%	$4,303	$3,889	(10)%
Citi-Branded Cards	720	694	584	579	554	(4)%	(23)%	2,088	1,717	(18)%
Total	$2,172	$2,069	$1,835	$1,848	$1,923	4%	(11)%	$6,391	$5,606	(12)%

Net Credit Losses by Business
Retail Banking	$210	$278	$188	$196	$168	(14)%	(20)%	$629	$552	(12)%
Citi-Branded Cards	250	233	229	196	187	(5)%	(25)%	721	612	(15)%
Total	$460	$511	$417	$392	$355	(9)%	(23)%	$1,350	$1,164	(14)%

Income (loss) from Continuing Operations by Business
Retail Banking	$189	$141	$154	$143	$235	64%	24%	$599	$532	(11)%
Citi-Branded Cards	140	122	90	82	77	(6)%	(45)%	296	249	(16)%
Total	$329	$263	$244	$225	$312	39%	(5)%	$895	$781	(13)%

FX Translation Impact:
Total Revenue - as Reported	$2,172	$2,069	$1,835	$1,848	$1,923	4%	(11)%	$6,391	$5,606	(12)%
Impact of FX Translation (1)	(433)	(323)	(173)	(145)	—			(1,028)	—
Total Revenues - Ex-FX (2)	$1,739	$1,746	$1,662	$1,703	$1,923	13%	11%	$5,363	$5,606	5%

Total Operating Expenses - as Reported	$1,272	$1,245	$1,080	$1,162	$1,080	(7)%	(15)%	$3,729	$3,322	(11)%
Impact of FX Translation (1)	(234)	(175)	(87)	(71)	—			(544)	—
Total Operating Expenses - Ex-FX (2)	$1,038	$1,070	$993	$1,091	$1,080	(1)%	4%	$3,185	$3,322	4%

Provisions for LLR & PBC - as Reported	$481	$504	$454	$414	$434	5%	(10)%	$1,580	$1,302	(18)%
Impact of FX Translation (1)	(107)	(87)	(47)	(33)	—			(279)	—
Provisions for LLR & PBC - Ex-FX (2)	$374	$417	$407	$381	$434	14%	16%	$1,301	$1,302	—

Net Income - as Reported	$327	$263	$244	$223	$311	39%	(5)%	$889	$778	(12)%
Impact of FX Translation (1)	(62)	(38)	(28)	(29)	—			(138)	—
Net Income - Ex-FX (2)	$265	$225	$216	$194	$311	60%	17%	$751	$778	4%

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2015 average exchange rates for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,843	1,744	1,700	1,699	1,697	—	(8)%
Accounts (in millions)	30.8	30.6	30.5	30.7	31.5	3%	2%
Average Deposits	$45.0	$43.9	$42.2	$41.7	$39.6	(5)%	(12)%
Investment Sales	$14.9	$11.9	$11.0	$10.0	$9.3	(7)%	(38)%
Investment AUMs	$74.3	$68.8	$65.9	$66.2	$61.7	(7)%	(17)%
Average Loans	$28.5	$27.2	$25.7	$25.7	$24.2	(6)%	(15)%
EOP Loans:
Real Estate Lending	$5.5	$5.0	$4.9	$4.8	$4.3	(10)%	(22)%
Commercial Markets	12.1	11.3	11.0	11.2	10.5	(6)%	(13)%
Personal and Other	10.6	9.9	9.7	9.7	9.1	(6)%	(14)%
Total EOP Loans	$28.2	$26.2	$25.6	$25.7	$23.9	(7)%	(15)%

Net Interest Revenue (in millions) (1)	$929	$895	$815	$813	$784	(4)%	(16)%
As a % of Average Loans (1)	12.93%	13.05%	12.86%	12.69%	12.85%
Net Credit Losses (in millions)	$210	$278	$188	$196	$168	(14)%	(20)%
As a % of Average Loans	2.92%	4.05%	2.97%	3.06%	2.75%
Loans 90+ Days Past Due (in millions) (2)	$515	$397	$306	$296	$274	(7)%	(47)%
As a % of EOP Loans (2)	1.83%	1.52%	1.20%	1.15%	1.15%
Loans 30-89 Days Past Due (in millions)	$302	$290	$282	$266	$280	5%	(7)%
As a % of EOP Loans	1.07%	1.11%	1.10%	1.04%	1.17%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	8.2	8.1	8.1	8.0	7.9	(1)%	(4)%
Purchase Sales (in billions)	$7.4	$7.6	$6.4	$6.5	$6.3	(3)%	(15)%
Average Loans (in billions) (3)	$9.9	$9.6	$8.8	$8.5	$7.7	(9)%	(22)%
EOP Loans (in billions) (3)	$9.8	$9.3	$8.5	$8.3	$7.5	(10)%	(23)%
Average Yield (4)	21.14%	20.73%	20.10%	20.72%	21.05%	2%	—

Net Interest Revenue (in millions) (5)	$543	$509	$427	$428	$403	(6)%	(26)%
As a % of Average Loans (5)	21.76%	21.04%	19.68%	20.20%	20.76%
Net Credit Losses (in millions)	$250	$233	$229	$196	$187	(5)%	(25)%
As a % of Average Loans	10.02%	9.63%	10.55%	9.25%	9.64%
Net Credit Margin (in millions) (6)	$470	$461	$355	$383	$367	(4)%	(22)%
As a % of Average Loans (6)	18.84%	19.05%	16.36%	18.07%	18.91%
Loans 90+ Days Past Due (in millions)	$294	$284	$240	$245	$207	(16)%	(30)%
As a % of EOP Loans	3.00%	3.05%	2.82%	2.95%	2.76%
Loans 30-89 Days Past Due (in millions)	$322	$262	$247	$229	$219	(4)%	(32)%
As a % of EOP Loans	3.29%	2.82%	2.91%	2.76%	2.92%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) See footnote 3 on page 8.

(3) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4) Average yield is gross interest revenue earned divided by average loans.

(5) Net interest revenue includes certain fees that are recorded as interest revenue.

(6) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,285	$1,224	$1,154	$1,171	$1,121	(4)%	(13)%	$3,825	$3,446	(10)%
Non-Interest Revenue	748	639	679	707	595	(16)%	(20)%	2,200	1,981	(10)%
Total Revenues, Net of Interest Expense	2,033	1,863	1,833	1,878	1,716	(9)%	(16)%	6,025	5,427	(10)%
Total Operating Expenses	1,292	1,233	1,180	1,189	1,133	(5)%	(12)%	4,038	3,502	(13)%
Net Credit Losses	201	186	173	187	178	(5)%	(11)%	607	538	(11)%
Credit Reserve Build / (Release)	(34)	15	(35)	(1)	(64)	NM	(88)%	(41)	(100)	NM
Provision for Unfunded Lending Commitments	(1)	(4)	1	(4)	—	100%	100%	(10)	(3)	70%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	166	197	139	182	114	(37)%	(31)%	556	435	(22)%
Income from Continuing Operations before Taxes	575	433	514	507	469	(7)%	(18)%	1,431	1,490	4%
Income Taxes	193	145	173	169	162	(4)%	(16)%	470	504	7%
Income from Continuing Operations	382	288	341	338	307	(9)%	(20)%	961	986	3%
Noncontrolling Interests	7	3	(5)	4	6	50%	(14)%	17	5	(71)%
Net Income	$375	$285	$346	$334	$301	(10)%	(20)%	$944	$981	4%
Average Assets (in billions of dollars)	$123	$120	$118	$122	$119	(2)%	(3)%	$122	$120	(2)%
Return on Average Assets	1.21%	0.94%	1.19%	1.10%	1.00%			1.03%	1.09%
Efficiency Ratio	64%	66%	64%	63%	66%			67%	65%

Net Credit Losses as a % of Average Loans	0.81%	0.77%	0.75%	0.80%	0.79%			0.84%	0.78%

Revenue by Business
Retail Banking	$1,252	$1,152	$1,175	$1,200	$1,088	(9)%	(13)%	$3,714	$3,463	(7)%
Citi-Branded Cards	781	711	658	678	628	(7)%	(20)%	2,311	1,964	(15)%
Total	$2,033	$1,863	$1,833	$1,878	$1,716	(9)%	(16)%	$6,025	$5,427	(10)%

Net Credit Losses by Business
Retail Banking	$79	$74	$70	$79	$77	(3)%	(3)%	$242	$226	(7)%
Citi-Branded Cards	122	112	103	108	101	(6)%	(17)%	365	312	(15)%
Total	$201	$186	$173	$187	$178	(5)%	(11)%	$607	$538	(11)%

Income from Continuing Operations by Business
Retail Banking	$240	$187	$223	$223	$187	(16)%	(22)%	$505	$633	25%
Citi-Branded Cards	142	101	118	115	120	4%	(15)%	456	353	(23)%
Total	$382	$288	$341	$338	$307	(9)%	(20)%	$961	$986	3%

FX Translation Impact:
Total Revenue - as Reported	$2,033	$1,863	$1,833	$1,878	$1,716	(9)%	(16)%	$6,025	$5,427	(10)%
Impact of FX Translation (2)	(200)	(121)	(66)	(74)	—			(461)	—
Total Revenues - Ex-FX (3)	$1,833	$1,742	$1,767	$1,804	$1,716	(5)%	(6)%	$5,564	$5,427	(2)%

Total Operating Expenses - as Reported	$1,292	$1,233	$1,180	$1,189	$1,133	(5)%	(12)%	$4,038	$3,502	(13)%
Impact of FX Translation (2)	(135)	(87)	(40)	(52)	—			(340)	—
Total Operating Expenses - Ex-FX (3)	$1,157	$1,146	$1,140	$1,137	$1,133	—	(2)%	$3,698	$3,502	(5)%

Provisions for LLR & PBC - as Reported	$166	$197	$139	$182	$114	(37)%	(31)%	$556	$435	(22)%
Impact of FX Translation (2)	(27)	(23)	(8)	(11)	—			(69)	—
Provisions for LLR & PBC - Ex-FX (3)	$139	$174	$131	$171	$114	(33)%	(18)%	$487	$435	(11)%

Net Income - as Reported	$375	$285	$346	$334	$301	(10)%	(20)%	$944	$981	4%
Impact of FX Translation (2)	(19)	(7)	(10)	(4)	—			(17)	—
Net Income - Ex-FX (3)	$356	$278	$336	$330	$301	(9)%	(15)%	$927	$981	6%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	546	536	539	537	528	(2)%	(3)%
Accounts (in millions)	17.6	17.5	17.4	17.5	17.7	1%	1%
Average Deposits	$91.0	$88.2	$88.4	$89.5	$86.6	(3)%	(5)%
Investment Sales	$11.0	$7.9	$11.0	$13.0	$8.2	(37)%	(25)%
Investment AUMs	$58.1	$58.3	$58.9	$60.2	$55.2	(8)%	(5)%
Average Loans	$78.8	$77.1	$75.1	$75.1	$72.5	(3)%	(8)%
EOP Loans:
Real Estate Lending	$38.4	$38.0	$36.8	$36.7	$34.4	(6)%	(10)%
Commercial Markets	20.4	19.2	18.7	18.9	18.1	(4)%	(11)%
Personal and Other	19.4	19.0	19.0	19.7	18.9	(4)%	(3)%
Total EOP Loans	$78.2	$76.2	$74.5	$75.3	$71.4	(5)%	(9)%

Net Interest Revenue (in millions) (2)	$756	$726	$687	$696	$675	(3)%	(11)%
As a % of Average Loans (2)	3.81%	3.74%	3.71%	3.72%	3.69%
Net Credit Losses (in millions)	$79	$74	$70	$79	$77	(3)%	(3)%
As a % of Average Loans	0.40%	0.38%	0.38%	0.42%	0.42%
Loans 90+ Days Past Due (in millions)	$220	$194	$188	$190	$183	(4)%	(17)%
As a % of EOP Loans	0.28%	0.25%	0.25%	0.25%	0.26%
Loans 30-89 Days Past Due (in millions)	$397	$352	$360	$355	$328	(8)%	(17)%
As a % of EOP Loans	0.51%	0.46%	0.48%	0.47%	0.46%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.2	17.2	17.2	17.3	17.1	(1)%	(1)%
Purchase Sales (in billions)	$20.2	$20.5	$18.7	$19.2	$18.2	(5)%	(10)%
Average Loans (in billions) (3)	$19.1	$18.6	$18.0	$18.1	$17.1	(6)%	(10)%
EOP Loans (in billions) (3)	$18.8	$18.6	$17.8	$18.1	$17.0	(6)%	(10)%
Average Yield (4)	13.06%	12.79%	12.62%	12.51%	12.42%

Net Interest Revenue (in millions) (5)	$529	$498	$467	$475	$446	(6)%	(16)%
As a % of Average Loans (6)	10.99%	10.62%	10.52%	10.53%	10.35%
Net Credit Losses (in millions)	$122	$112	$103	$108	$101	(6)%	(17)%
As a % of Average Loans	2.53%	2.39%	2.32%	2.39%	2.34%
Net Credit Margin (in millions) (6)	$659	$599	$555	$570	$527	(8)%	(20)%
As a % of Average Loans (6)	13.69%	12.78%	12.50%	12.63%	12.23%
Loans 90+ Days Past Due	$207	$195	$190	$191	$171	(10)%	(17)%
As a % of EOP Loans	1.10%	1.05%	1.07%	1.06%	1.01%
Loans 30-89 Days Past Due	$277	$256	$249	$247	$220	(11)%	(21)%
As a % of EOP Loans	1.47%	1.38%	1.40%	1.36%	1.29%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Commissions and Fees	$1,015	$974	$995	$986	$954	(3)%	(6)%	3,021	2,935	(3)%
Administration and Other Fiduciary Fees	626	619	608	658	590	(10)%	(6)%	1,901	1,856	(2)%
Investment Banking	1,047	1,008	1,134	1,120	828	(26)%	(21)%	3,261	3,082	(5)%
Principal Transactions	1,396	329	2,198	1,797	1,208	(33)%	(13)%	5,576	5,203	(7)%
Other	241	177	249	166	885	NM	NM	484	1,300	NM
Total Non-Interest Revenue	4,325	3,107	5,184	4,727	4,465	(6)%	3%	14,243	14,376	1%
Net Interest Revenue (including Dividends)	4,011	4,053	3,844	4,151	4,132	—	3%	11,649	12,127	4%
Total Revenues, Net of Interest Expense	8,336	7,160	9,028	8,878	8,597	(3)%	3%	25,892	26,503	2%
Total Operating Expenses	4,912	4,878	4,632	4,821	4,692	(3)%	(4)%	14,513	14,145	(3)%
Net Credit Losses	12	121	(2)	83	34	(59)%	NM	155	115	(26)%
Credit Reserve Build / (Release)	(8)	101	107	(132)	192	NM	NM	(191)	167	NM
Provision for Unfunded Lending Commitments	(25)	(59)	(31)	(46)	83	NM	NM	(70)	6	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(21)	163	74	(95)	309	NM	NM	(106)	288	NM
Income from Continuing Operations before Taxes	3,445	2,119	4,322	4,152	3,596	(13)%	4%	11,485	12,070	5%
Income Taxes	1,102	442	1,358	1,317	1,186	(10)%	8%	3,628	3,861	6%
Income from Continuing Operations	2,343	1,677	2,964	2,835	2,410	(15)%	3%	7,857	8,209	4%
Noncontrolling Interests	42	31	36	15	(6)	NM	NM	87	45	(48)%
Net Income	$2,301	$1,646	$2,928	$2,820	$2,416	(14)%	5%	$7,770	$8,164	5%
Average Assets (in billions of dollars)	$1,279	$1,298	$1,274	$1,278	$1,260	(1)%	(1)%	$1,284	$1,271	(1)%
Return on Average Assets	0.71%	0.50%	0.93%	0.89%	0.76%			0.81%	0.86%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.77%	0.50%	0.95%	0.83%	0.72%			0.83%	0.83%
Efficiency Ratio	59%	68%	51%	54%	55%			56%	53%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,202	$2,393	$3,230	$3,141	$3,179	1%	(1)%	$9,948	$9,550	(4)%
EMEA	2,529	2,069	2,869	2,413	2,277	(6)%	(10)%	7,696	7,559	(2)%
Latin America	1,037	982	1,074	1,095	1,082	(1)%	4%	3,298	3,251	(1)%
Asia	1,884	1,704	1,924	1,926	1,838	(5)%	(2)%	5,305	5,688	7%
Total	$8,652	$7,148	$9,097	$8,575	$8,376	(2)%	(3)%	$26,247	$26,048	(1)%
CVA/DVA {excluded as applicable in lines above}	(316)	12	(69)	303	221	(27)%	NM	(355)	455	NM
Total Revenues, net of Interest Expense	$8,336	$7,160	$9,028	$8,878	$8,597	(3)%	3%	$25,892	$26,503	2%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$910	$616	$968	$888	$868	(2)%	(5)%	$3,329	$2,724	(18)%
EMEA	647	242	925	602	431	(28)%	(33)%	1,988	1,958	(2)%
Latin America	308	280	419	460	397	(14)%	29%	1,082	1,276	18%
Asia	672	532	696	695	571	(18)%	(15)%	1,676	1,962	17%
Total	$2,537	$1,670	$3,008	$2,645	$2,267	(14)%	(11)%	$8,075	$7,920	(2)%
CVA/DVA (after-tax) {excluded as applicable in lines above}	(194)	7	(44)	190	143	(25)%	NM	(218)	289	NM
Income from Continuing Operations	$2,343	$1,677	$2,964	$2,835	$2,410	(15)%	3%	$7,857	$8,209	4%

Average Loans by Region (in billions)
North America	$111	115	$119	$122	$128	5%	15%	$109	$123	13%
EMEA	58	57	57	60	59	(2)%	2%	58	59	2%
Latin America	40	39	38	39	39	—	(3)%	40	39	(3)%
Asia	69	66	62	63	62	(2)%	(10)%	69	62	(10)%
Total	$278	$277	$276	$284	$288	1%	4%	$276	$283	3%

EOP Deposits by Region (in billions)
North America	$177	$192	$196	$198	$201	2%	14%
EMEA	180	165	167	177	174	(2)%	(3)%
Latin America	62	56	60	63	61	(3)%	(2)%
Asia	144	142	148	150	159	6%	10%
Total	$563	$555	$571	$588	$595	1%	6%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$381	$380	$387	$398	$399	—	5%
All Other ICG Businesses	182	175	184	190	196	3%	8%
Total	$563	$555	$571	$588	$595	1%	6%

(1) Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$318	$263	$298	$258	$243	(6)%	(24)%	$686	$799	16%
Equity Underwriting	298	252	231	296	169	(43)%	(43)%	994	696	(30)%
Debt Underwriting	633	551	669	729	525	(28)%	(17)%	1,961	1,923	(2)%
Total Investment Banking	1,249	1,066	1,198	1,283	937	(27)%	(25)%	3,641	3,418	(6)%
Treasury and Trade Solutions	1,934	1,932	1,889	1,955	1,933	(1)%	—	5,835	5,777	(1)%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	444	433	445	445	403	(9)%	(9)%	1,316	1,293	(2)%
Private Bank	664	668	708	746	715	(4)%	8%	1,992	2,169	9%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,291	$4,099	$4,240	$4,429	$3,988	(10)%	(7)%	$12,784	$12,657	(1)%

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	91	86	52	(66)	352	NM	NM	30	338	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,382	$4,185	$4,292	$4,363	$4,340	(1)%	(1)%	$12,814	$12,995	1%

Fixed Income Markets	3,064	2,075	3,483	3,062	2,577	(16)%	(16)%	10,073	9,122	(9)%
Equity Markets	763	470	873	653	996	53%	31%	2,304	2,522	9%
Securities Services	534	508	543	557	513	(8)%	(4)%	1,540	1,613	5%
Other	(91)	(90)	(94)	(60)	(50)	17%	45%	(484)	(204)	58%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,270	$2,963	$4,805	$4,212	$4,036	(4)%	(5)%	$13,433	$13,053	(3)%

Total ICG (Ex-CVA/DVA) (1)	$8,652	$7,148	$9,097	$8,575	$8,376	(2)%	(3)%	$26,247	$26,048	(1)%

CVA/DVA {excluded as applicable in lines above}	(316)	12	(69)	303	221	(27)%	NM	(355)	455	NM
Total Revenues, net of Interest Expense	$8,336	$7,160	$9,028	$8,878	$8,597	(3)%	3%	$25,892	$26,503	2%

Taxable-equivalent adjustments (3)	$170	$171	$164	$161	$162	1%	(5)%	$508	$487	(4)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$8,822	$7,319	$9,261	$8,736	$8,538	(2)%	(3)%	$26,755	$26,535	(1)%

(1)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.
(2)

Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$(63)	$(81)	$(28)	$(22)	$(64)	NM	(2)%	$(143)	$(114)	20%
Non-Interest Revenue	145	(12)	240	392	282	(28)%	94%	537	914	70%
Total Revenues, Net of Interest Expense	82	(93)	212	370	218	(41)%	NM	394	800	NM
Total Operating Expenses	1,722	3,260	543	385	349	(9)%	(80)%	2,760	1,277	(54)%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(1,640)	(3,353)	(331)	(15)	(131)	NM	92%	(2,366)	(477)	80%
Income Taxes	(103)	(287)	(312)	(245)	(314)	(28)%	NM	(57)	(871)	NM
Income from Continuing Operations	(1,537)	(3,066)	(19)	230	183	(20)%	NM	(2,309)	394	NM
Income (Loss) from Discontinued Operations, net of taxes	(16)	(1)	(5)	6	(10)	NM	38%	(1)	(9)	NM
Noncontrolling Interests	4	4	10	(2)	3	NM	(25)%	39	11	(72)%
Net Income (Loss)	$(1,557)	$(3,071)	$(34)	$238	$170	(29)%	NM	$(2,349)	$374	NM
EOP Assets (in billions of dollars)	$53	$50	$52	$52	$52	—	(2)%
Average Assets (in billions of dollars)	$63	$64	$60	$50	$58	16%	(8)%	$56	$56	—

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$5,916	$6,046	$5,922	$6,029	$6,253	4%	6%	$17,187	$18,204	6%
Non-Interest Revenue	2,299	1,507	2,375	2,079	1,841	(11)%	(20)%	7,320	6,295	(14)%
Total Revenues, Net of Interest Expense	8,215	7,553	8,297	8,108	8,094	—	(1)%	24,507	24,499	—
Total Operating Expenses	4,313	4,267	4,121	4,123	4,066	(1)%	(6)%	12,611	12,310	(2)%
Net Credit Losses	1,013	1,023	962	1,003	882	(12)%	(13)%	3,192	2,847	(11)%
Credit Reserve Build / (Release)	(316)	(87)	8	(19)	5	NM	NM	(1,124)	(6)	99%
Provision Unfunded Lending Commitments	(23)	(81)	(23)	(36)	77	NM	NM	(56)	18	NM
Provision for Benefits and Claims	12	10	10	9	11	22%	(8)%	30	30	—
Provisions for Credit Losses and for Benefits and Claims	686	865	957	957	975	2%	42%	2,042	2,889	41%
Income from Continuing Operations before Taxes	3,216	2,421	3,219	3,028	3,053	1%	(5)%	9,854	9,300	(6)%
Income Taxes	1,113	629	1,064	983	1,062	8%	(5)%	3,258	3,109	(5)%
Income from Continuing Operations	2,103	1,792	2,155	2,045	1,991	(3)%	(5)%	6,596	6,191	(6)%
Noncontrolling Interests	23	15	10	5	(5)	NM	NM	22	10	(55)%
Net Income	$2,080	$1,777	$2,145	$2,040	$1,996	(2)%	(4)%	$6,574	$6,181	(6)%
Average Assets (in billions of dollars)	$871	$894	$885	$876	$882	1%	1%	$854	$881	3%
Return on Average Assets	0.95%	0.79%	0.98%	0.93%	0.90%			1.03%	0.94%
Efficiency Ratio	53%	56%	50%	51%	50%			51%	50%

Revenue by Business
Retail Banking	$1,232	$1,364	$1,348	$1,307	$1,275	(2)%	3%	$3,553	$3,930	11%
Citi-Branded Cards	2,118	2,122	2,009	1,933	1,930	—	(9)%	6,168	5,872	(5)%
Citi Retail Services	1,646	1,610	1,637	1,583	1,616	2%	(2)%	4,852	4,836	—
Global Consumer Banking	4,996	5,096	4,994	4,823	4,821	—	(4)%	14,573	14,638	—
Institutional Clients Group	3,219	2,457	3,303	3,285	3,273	—	2%	9,934	9,861	(1)%
Total	$8,215	$7,553	$8,297	$8,108	$8,094	—	(1)%	$24,507	$24,499	—

CVA/DVA {included as applicable in businesses above}	17	64	73	144	94	(35)%	NM	(14)	311	NM
Total Revenues - Excluding CVA/DVA (2)	$8,198	$7,489	$8,224	$7,964	$8,000	—	(2)%	$24,521	$24,188	(1)%

Income (loss) from Continuing Operations by Business
Retail Banking	$107	$140	$197	$189	$144	(24)%	35%	$215	$530	NM
Citi-Branded Cards	636	636	539	499	522	5%	(18)%	1,755	1,560	(11)%
Citi Retail Services	440	361	404	379	397	5%	(10)%	1,305	1,180	(10)%
Global Consumer Banking	1,183	1,137	1,140	1,067	1,063	—	(10)%	3,275	3,270	—
Institutional Clients Group	920	655	1,015	978	928	(5)%	1%	3,321	2,921	(12)%
Total	$2,103	$1,792	$2,155	$2,045	$1,991	(3)%	(5)%	$6,596	$6,191	(6)%

CVA/DVA {included as applicable in businesses above}	10	39	47	90	60	(33)%	NM	(9)	197	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$2,093	$1,753	$2,108	$1,955	$1,931	(1)%	(8)%	$6,605	$5,994	(9)%

(1)     Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)     Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,033	$1,046	$916	$1,018	$925	(9)%	(10)%	$3,101	$2,859	(8)%
Non-Interest Revenue	1,516	1,252	2,089	1,779	1,735	(2)%	14%	5,253	5,603	7%
Total Revenues, Net of Interest Expense	2,549	2,298	3,005	2,797	2,660	(5)%	4%	8,354	8,462	1%
Total Operating Expenses	1,875	1,948	1,700	1,803	1,730	(4)%	(8)%	5,640	5,233	(7)%
Net Credit Losses	23	15	12	30	45	50%	96%	54	87	61%
Credit Reserve Build / (Release)	(84)	35	(9)	(62)	76	NM	NM	(169)	5	NM
Provision Unfunded Lending Commitments	(2)	1	(1)	(1)	—	100%	100%	(10)	(2)	80%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(63)	51	2	(33)	121	NM	NM	(125)	90	NM
Income from Continuing Operations before Taxes	737	299	1,303	1,027	809	(21)%	10%	2,839	3,139	11%
Income Taxes	262	96	444	340	278	(18)%	6%	978	1,062	9%
Income from Continuing Operations	475	203	859	687	531	(23)%	12%	1,861	2,077	12%
Noncontrolling Interests	25	18	22	13	6	(54)%	(76)%	78	41	(47)%
Net Income	$450	$185	$837	$674	$525	(22)%	17%	$1,783	$2,036	14%
Average Assets (in billions of dollars)	$330	$335	$323	$337	$320	(5)%	(3)%	$343	$327	(5)%
Return on Average Assets	0.54%	0.22%	1.05%	0.80%	0.65%			0.70%	0.83%
Efficiency Ratio	74%	85%	57%	64%	65%			68%	62%

Revenue by Business
Retail Banking	$190	$175	$159	$162	$154	(5)%	(19)%	$585	$475	(19)%
Citi-Branded Cards	107	85	83	92	89	(3)%	(17)%	316	264	(16)%
Global Consumer Banking	297	260	242	254	243	(4)%	(18)%	901	739	(18)%
Institutional Clients Group	2,252	2,038	2,763	2,543	2,417	(5)%	7%	7,453	7,723	4%
Total	$2,549	$2,298	$3,005	$2,797	$2,660	(5)%	4%	$8,354	$8,462	1%

CVA/DVA {included as applicable in businesses above}	(277)	(31)	(106)	130	140	8%	NM	(243)	164	NM
Total Revenues - Excluding CVA/DVA (2)	$2,826	$2,329	$3,111	$2,667	$2,520	(6)%	(11)%	$8,597	$8,298	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(7)	$(4)	$(7)	$(9)	$(4)	56%	43%	$(3)	$(20)	NM
Citi-Branded Cards	5	(16)	9	12	13	8%	NM	25	34	36%
Global Consumer Banking	(2)	(20)	2	3	9	NM	NM	$22	$14	(36)%
Institutional Clients Group	477	223	857	684	522	(24)%	9%	1,839	2,063	12%
Total	$475	$203	$859	$687	$531	(23)%	12%	$1,861	$2,077	12%

CVA/DVA {included as applicable in businesses above}	(170)	(19)	(68)	82	91	11%	NM	(149)	105	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$645	$222	$927	$605	$440	(27)%	(32)%	$2,010	$1,972	(2)%

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$2,182	$2,170	$1,943	$1,987	$1,939	(2)%	(11)%	$6,407	$5,869	(8)%
Non-Interest Revenue	1,004	870	957	972	1,053	8%	5%	3,248	2,982	(8)%
Total Revenues, Net of Interest Expense	3,186	3,040	2,900	2,959	2,992	1%	(6)%	9,655	8,851	(8)%
Total Operating Expenses	1,765	1,733	1,506	1,630	1,524	(7)%	(14)%	5,161	4,660	(10)%
Net Credit Losses	477	613	419	463	352	(24)%	(26)%	1,507	1,234	(18)%
Credit Reserve Build / (Release)	70	(63)	49	(111)	102	NM	46%	291	40	(86)%
Provision Unfunded Lending Commitments	(1)	10	(10)	(6)	7	NM	NM	(1)	(9)	NM
Provision for Benefits and Claims	26	29	18	12	17	42%	(35)%	75	47	(37)%
Provisions for Credit Losses and for Benefits and Claims	572	589	476	358	478	34%	(16)%	1,872	1,312	(30)%
Income from Continuing Operations before Taxes	849	718	918	971	990	2%	17%	2,622	2,879	10%
Income Taxes	226	182	261	276	289	5%	28%	666	826	24%
Income from Continuing Operations	623	536	657	695	701	1%	13%	1,956	2,053	5%
Noncontrolling Interests	2	—	—	2	1	(50)%	(50)%	6	3	(50)%
Net Income	$621	$536	$657	$693	$700	1%	13%	$1,950	$2,050	5%
Average Assets (in billions of dollars)	$168	$161	$155	$153	$146	(5)%	(13)%	$172	$151	(12)%
Return on Average Assets	1.47%	1.32%	1.72%	1.82%	1.90%			1.52%	1.82%
Efficiency Ratio	55%	57%	52%	55%	51%			53%	53%

Revenue by Business
Retail Banking	$1,452	$1,375	$1,251	$1,269	$1,369	8%	(6)%	$4,303	$3,889	(10)%
Citi-Branded Cards	720	694	584	579	554	(4)%	(23)%	2,088	1,717	(18)%
Global Consumer Banking	2,172	2,069	1,835	1,848	1,923	4%	(11)%	$6,391	$5,606	(12)%
Institutional Clients Group	1,014	971	1,065	1,111	1,069	(4)%	5%	3,264	3,245	(1)%
Total	$3,186	$3,040	$2,900	$2,959	$2,992	1%	(6)%	$9,655	$8,851	(8)%

CVA/DVA {included as applicable in businesses above}	(23)	(11)	(9)	16	(13)	NM	43%	(34)	(6)	82%
Total Revenues - Excluding CVA/DVA (2)	$3,209	$3,051	$2,909	$2,943	$3,005	2%	(6)%	$9,689	$8,857	(9)%

Income from Continuing Operations by Business
Retail Banking	$189	$141	$154	$143	$235	64%	24%	$599	$532	(11)%
Citi-Branded Cards	140	122	90	82	77	(6)%	(45)%	296	249	(16)%
Global Consumer Banking	329	263	244	225	312	39%	(5)%	$895	$781	(13)%
Institutional Clients Group	294	273	413	470	389	(17)%	32%	1,061	1,272	20%
Total	$623	$536	$657	$695	$701	1%	13%	$1,956	$2,053	5%

CVA/DVA {included as applicable in businesses above}	(14)	(7)	(6)	10	(8)	NM	43%	(21)	(4)	81%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$637	$543	$663	$685	$709	4%	11%	$1,977	$2,057	4%

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Net Interest Revenue	$2,000	$1,861	$1,764	$1,809	$1,746	(3)%	(13)%	$5,808	$5,319	(8)%
Non-Interest Revenue	1,587	1,436	1,724	1,754	1,565	(11)%	(1)%	4,557	5,043	11%
Total Revenues, Net of Interest Expense	3,587	3,297	3,488	3,563	3,311	(7)%	(8)%	10,365	10,362	—
Total Operating Expenses	1,934	1,915	1,857	1,883	1,855	(1)%	(4)%	6,067	5,595	(8)%
Net Credit Losses	179	180	156	166	166	—	(7)%	552	488	(12)%
Credit Reserve Build / (Release)	(57)	(38)	(54)	(43)	(55)	(28)%	4%	(83)	(152)	(83)%
Provision for Unfunded Lending Commitments	(1)	(4)	2	(4)	—	100%	100%	(11)	(2)	82%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	121	138	104	119	111	(7)%	(8)%	458	334	(27)%
Income from Continuing Operations before Taxes	1,532	1,244	1,527	1,561	1,345	(14)%	(12)%	3,840	4,433	15%
Income Taxes	496	410	509	523	476	(9)%	(4)%	1,265	1,508	19%
Income from Continuing Operations	1,036	834	1,018	1,038	869	(16)%	(16)%	2,575	2,925	14%
Noncontrolling Interests	1	1	(1)	—	—	—	(100)%	3	(1)	NM
Net Income	$1,035	$833	$1,019	$1,038	$869	(16)%	(16)%	$2,572	$2,926	14%
Average Assets (in billions of dollars)	$320	$314	$305	$306	$299	(2)%	(7)%	$323	$303	(6)%
Return on Average Assets	1.28%	1.05%	1.35%	1.36%	1.15%			1.06%	1.29%
Efficiency Ratio	54%	58%	53%	53%	56%			59%	54%

Revenue by Business
Retail Banking	$1,062	$977	$1,016	$1,038	$934	(10)%	(12)%	$3,129	$2,988	(5)%
Citi-Branded Cards	674	626	575	586	539	(8)%	(20)%	1,995	1,700	(15)%
Global Consumer Banking	1,736	1,603	1,591	1,624	1,473	(9)%	(15)%	5,124	4,688	(9)%
Institutional Clients Group	1,851	1,694	1,897	1,939	1,838	(5)%	(1)%	5,241	5,674	8%
Total	$3,587	$3,297	$3,488	$3,563	$3,311	(7)%	(8)%	$10,365	$10,362	—

CVA/DVA {included as applicable in businesses above}	(33)	(10)	(27)	13	—	(100)%	100%	(64)	(14)	78%
Total Revenues - Excluding CVA/DVA (2)	$3,620	$3,307	$3,515	$3,550	$3,311	(7)%	(9)%	$10,429	$10,376	(1)%

Income from Continuing Operations by Business
Retail Banking	$247	$191	$230	$232	$191	(18)%	(23)%	$508	$653	29%
Citi-Branded Cards	137	117	109	103	107	4%	(22)%	431	319	(26)%
Global Consumer Banking	384	308	339	335	298	(11)%	(22)%	939	972	4%
Institutional Clients Group	652	526	679	703	571	(19)%	(12)%	1,636	1,953	19%
Total	$1,036	$834	$1,018	$1,038	$869	(16)%	(16)%	$2,575	$2,925	14%

CVA/DVA {included as applicable in businesses above}	(20)	(6)	(17)	8	—	(100)%	100%	(40)	(9)	78%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,056	$840	$1,035	$1,030	$869	(16)%	(18)%	$2,615	$2,934	12%

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)
Revenues
Net interest revenue	$1,119	$1,059	$1,055	$1,001	$974	(3)%	(13)%	$3,532	$3,030	(14)%
Non-interest revenue (1)	951	745	779	672	443	(34)%	(53)%	2,513	1,894	(25)%
Total revenues, net of interest expense	2,070	1,804	1,834	1,673	1,417	(15)%	(32)%	6,045	4,924	(19)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	405	417	408	258	218	(16)%	(46)%	1,420	884	(38)%
Credit Reserve Build / (Release)	(135)	(214)	(196)	(170)	(209)	(23)%	(55)%	(693)	(575)	17%
Provision for loan losses (1)	270	203	212	88	9	(90)%	(97)%	727	309	(57)%
Provision for Benefits and Claims	167	167	169	160	161	1%	(4)%	490	490	—
Provision for unfunded lending commitments	(3)	—	(5)	(1)	(19)	NM	NM	(10)	(25)	NM
Total provisions for credit losses and for benefits and claims	434	370	376	247	151	(39)%	(65)%	1,207	774	(36)%

Total operating expenses	1,346	1,303	1,157	1,104	1,145	4%	(15)%	8,386	3,406	(59)%

Income (Loss) from Continuing Operations before Income Taxes	290	131	301	322	121	(62)%	(58)%	(3,548)	744	NM
Provision (benefits) for income taxes	74	47	154	159	90	(43)%	22%	10	403	NM

Income (Loss) from Continuing Operations	216	84	147	163	31	(81)%	(86)%	(3,558)	341	NM

Noncontrolling Interests	4	—	1	—	—	—	(100)%	6	1	(83)%
Citi Holding’s Net Income (Loss)	$212	$84	$146	$163	$31	(81)%	(85)%	$(3,564)	$340	NM
Average Assets (in billions of dollars)	$143	$132	$125	$118	$113	(4)%	(21)%	$148	$119	(20)%
Return on Average Assets	0.59%	0.25%	0.47%	0.55%	0.11%			(3.22)%	0.38%
Efficiency Ratio	65%	72%	63%	66%	81%			139%	69%

Balance Sheet Data (in billions):

Total EOP Assets	$137	$129	$122	$116	$110	(5)%	(20)%	$137	$110	(20)%

Total EOP Loans	$85	$79	$62	$59	$55	(6)%	(35)%	$85	$55	(35)%

Total EOP Deposits	$45	$17	$12	$8	$7	(8)%	(84)%	$45	$7	(84)%

Consumer Net Credit Losses as a % of Average Loans	1.91%	1.86%	2.20%	1.57%	1.42%			2.05%	1.77%

(1)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015.  As a result of HFS accounting treatment, approximately $160 million and $116 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the second and third quarters of 2015, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	157	153	122	105	108	3%	(31)%

Average Loans (in billions)	$12.7	$8.8	$7.4	$4.5	$4.1	(9)%	(68)%

EOP Loans:
Real Estate Lending	$2.6	$2.4	$0.9	$0.8	$0.8	—	(69)%
Cards	3.7	3.6	2.1	1.8	1.8	—	(51)%
Commercial Markets	0.8	0.8	0.7	0.5	0.5	—	(38)%
Personal and Other	2.0	1.2	1.2	1.1	1.0	(9)%	(50)%
EOP Loans (in billions of dollars)	$9.1	$8.0	$4.9	$4.2	$4.1	(2)%	(55)%
Net Interest Revenue	$246	$195	$230	$216	$212	(2)%	(14)%
As a % of Average Loans	7.68%	8.79%	12.61%	17.92%	20.51%
Net Credit Losses	$64	$28	$51	$41	$38	(7)%	(41)%
As a % of Average Loans	2.00%	1.26%	2.80%	3.65%	3.68%
Loans 90+ Days Past Due	$111	$110	$91	$78	$77	(1)%	(31)%
As a % of EOP Loans	1.22%	1.38%	1.86%	1.86%	1.88%
Loans 30-89 Days Past Due	$178	$168	$142	$119	$118	(1)%	(34)%
As a % of EOP Loans	1.96%	2.10%	2.90%	2.83%	2.88%

Consumer - North America (3)

Branches (actual)	1,455	1,424	278	273	272	—	(81)%

Average Loans (in billions of dollars)	$77.1	$73.9	$68.9	$55.4	$52.7	(5)%	(32)%

EOP Loans (in billions of dollars)	$74.9	$70.8	$56.6	$54.2	$50.7	(6)%	(32)%
Net Interest Revenue	$860	$860	$823	$775	$766	(1)%	(11)%
As a % of Average Loans	4.43%	4.62%	4.84%	1.99%	2.00%
Net Credit Losses	$369	$359	$363	$193	$166	(14)%	(55)%
As a % of Average Loans	1.90%	1.93%	2.14%	1.40%	1.25%
Loans 90+ Days Past Due	$2,093	$1,963	$1,607	$1,462	$1,354	(7)%	(35)%
As a % of EOP Loans	2.99%	2.94%	2.97%	2.84%	2.81%
Loans 30-89 Days Past Due	$1,978	$1,663	$1,197	$1,153	$1,230	7%	(38)%
As a % of EOP Loans	2.83%	2.49%	2.21%	2.24%	2.56%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         The first and second quarters of 2015 reflect the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail).   The first and second quarter of 2015 reflect the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards).

The second and third quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

(3)         The first, second and third quarters of 2015 reflect the transfers of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $160 million and $131 million of net credit losses (NCLs) were recorded as a reduction of revenue (Other revenue) during the second and third quarters of 2015, respectively.

The second and third quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$30.9	$29.1	$25.9	$22.4	$21.4	(4)%	(31)%
CFNA (CitiFinancial - North America)	8.3	7.9	7.3	6.8	6.4	(6)%	(23)%
Residential First	39.2	37.0	33.2	29.2	27.8	(5)%	(29)%
Home Equity	26.4	25.3	24.4	23.3	22.0	(6)%	(17)%
Average Loans (in billions of dollars)	$65.6	$62.3	$57.6	$52.5	$49.8	(5)%	(24)%

CMI	$29.4	$26.9	$22.8	$22.1	$20.6	(7)%	(30)%
CFNA	8.1	7.5	7.0	6.5	5.8	(11)%	(28)%
Residential First	37.5	34.4	29.8	28.6	26.4	(8)%	(30)%
Home Equity	25.9	24.9	23.8	22.7	21.5	(5)%	(17)%
EOP Loans (in billions of dollars)	$63.4	$59.3	$53.6	$51.3	$47.9	(7)%	(24)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$56.0	$47.4	$43.4	$39.2	$36.4	(7)%	(35)%
Net Servicing & Gain/(Loss) on Sale	$81.5	$96.8	$96.2	$61.3	$49.6	(19)%	(39)%
Net Interest Revenue on Loans	$311	$305	$272	$290	$274	(6)%	(12)%
As a % of Avg. Loans	1.88%	1.94%	1.92%	2.22%	2.18%

CMI	$54	$26	$22	$21	$9	(57)%	(83)%
CFNA	83	91	81	80	75	(6)%	(10)%
Residential First	$137	$117	$103	$101	$84	(17)%	(39)%
Home Equity	98	87	81	70	61	(13)%	(38)%
Net Credit Losses (NCLs)	$235	$204	$184	$171	$145	(15)%	(38)%
As a % of Avg. Loans	1.42%	1.30%	1.30%	1.31%	1.16%

CMI	$802	$642	$589	$510	$489	(4)%	(39)%
CFNA	543	543	500	463	392	(15)%	(28)%
Residential First	1,345	1,185	1,089	973	881	(9)%	(34)%
Home Equity	503	500	484	458	441	(4)%	(12)%
Loans 90+ Days Past Due (1) (2)	$1,848	$1,685	$1,573	$1,431	$1,322	(8)%	(28)%
As a % of EOP Loans	3.16%	3.05%	3.08%	2.94%	2.92%

CMI	$1,125	$831	$654	$609	$666	9%	(41)%
CFNA	300	292	225	221	205	(7)%	(32)%
Residential First	1,425	1,123	879	830	871	5%	(39)%
Home Equity	334	324	269	275	311	13%	(7)%
Loans 30-89 Days Past Due (1) (2)	$1,759	$1,447	$1,148	$1,105	$1,182	7%	(33)%
As a % of EOP Loans	3.01%	2.62%	2.25%	2.27%	2.61%

North America Personal Loans (3)
Average Loans (in billions of dollars)	$9.2	$9.3	$9.1	$0.8	$0.8	—	(91)%
EOP Loans (in billions of dollars)	$9.3	$9.4	$0.8	$0.9	$0.9	—	(90)%
Net Interest Revenue	$531	$532	$500	$507	$505	—	(5)%
As a % of Avg. Loans	22.90%	22.70%	22.28%	N/A	N/A
Net Credit Losses	$129	$154	$174	$17	$15	(12)%	(88)%
As a % of Avg. Loans	5.56%	6.57%	7.75%	8.52%	7.44%
Loans 90+ Days Past Due	$227	$264	$21	$20	$19	(5)%	(92)%
As a % of EOP Loans	2.44%	2.81%	2.63%	2.22%	2.11%
Loans 30-89 Days Past Due	$178	$180	$16	$17	$15	(12)%	(92)%
As a % of EOP Loans	1.91%	1.91%	2.00%	1.89%	1.67%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $2.6 billion and ($5.0 billion), $2.2 billion and ($4.0 billion), $1.8 billion and ($2.5 billion), $1.7 billion and ($2.7 billion), and $1.7 billion and ($2.6 billion), as of September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.7 billion and ($5.0 billion), $0.5 billion and ($4.0 billion), $0.2 billion and ($2.5 billion), $0.3 billion and ($2.7 billion), and $0.3 billion and ($2.6 billion), as of September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, respectively.

(2)         The September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $17 million, $15 million, $14 million, $12 million and $12 million, respectively, of loans that are carried at fair value.

(3)         See footnote 3 on page 24.

N/A Not applicable for the first and second quarters of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2014	2015	2015	2014	2015	2015	2014		2015		2015
Assets:
Deposits with Banks	$159,432	$134,641	$139,349	$235	$168	$187	0.58%		0.50%		0.53%
Fed Funds Sold and Resale Agreements (6)	248,074	236,035	233,831	567	664	656	0.91%		1.13%		1.11%
Trading Account Assets (7)	237,842	229,587	210,187	1,515	1,656	1,531	2.53%		2.89%		2.89%
Investments	327,790	333,031	335,123	1,911	1,832	1,802	2.31%		2.21%		2.13%
Total Loans (net of Unearned Income) (8)	659,102	627,026	623,205	11,193	10,013	9,995	6.74%		6.41%		6.36%
Other Interest-Earning Assets	43,703	62,656	60,459	215	662	659	1.95%		4.24%		4.32%
Total Average Interest-Earning Assets	$1,675,943	$1,622,976	$1,602,154	$15,636	$14,995	$14,830	3.70%		3.71%		3.67%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$753,583	$700,978	$696,882	$1,183	$999	$951	0.62%		0.57%		0.54%
Deposit Insurance and FDIC Assessment	—	—	—	234	289	264
Total Deposits	753,583	700,978	696,882	1,417	1,288	1,215	0.75%		0.74%		0.69%
Fed Funds Purchased and Repurchase Agreements (6)	182,209	183,292	174,245	411	443	379	0.89%		0.97%		0.86%
Trading Account Liabilities (7)	75,402	72,980	70,470	38	54	57	0.20%		0.30%		0.32%
Short-Term Borrowings	124,993	114,279	132,021	141	157	159	0.45%		0.55%		0.48%
Long-Term Debt (9)	204,000	187,910	187,636	1,318	1,109	1,131	2.56%		2.37%		2.39%
Total Average Interest-Bearing Liabilities	$1,340,187	$1,259,439	$1,261,254	$3,325	$3,051	$2,941	0.98%		0.97%		0.93%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,340,187	$1,259,439	$1,261,254	$3,091	$2,762	$2,677	0.92%		0.88%		0.84%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,311	$11,944	$11,889	2.91%		2.95%		2.94%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,545	$12,233	$12,153	2.97%		3.02%		3.01%

3Q15 Increase (Decrease) From							3	bps	(1	)bps

3Q15 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							4	bps	(1	)bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $124 million for the third quarter of 2014, $121 million for the second quarter of 2015 and $118 million for the third quarter of 2015.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate % is calculated as annualized interest over average volumes.
(5)	Preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Citicorp Deposits by Business

Global Consumer Banking
North America	$171.7	$171.4	$172.6	$173.5	$170.9	(1)%	—
Latin America	44.0	43.7	42.0	42.1	38.8	(8)%	(12)%
Asia (1)	90.5	89.2	89.7	89.6	87.1	(3)%	(4)%
Total	$306.2	$304.3	$304.3	$305.2	$296.8	(3)%	(3)%

ICG
North America	$176.6	$193.1	$196.1	$198.1	$200.8	1%	14%
EMEA	179.6	164.5	167.2	177.4	173.8	(2)%	(3)%
Latin America	62.3	56.3	60.2	63.0	61.4	(3)%	(1)%
Asia	144.4	141.5	147.6	149.6	158.9	6%	10%
Total	$562.9	$555.4	$571.1	$588.1	$594.9	1%	6%

Corporate/Other	$29.0	$22.8	$12.3	$7.0	$5.4	(23)%	(81)%

Total Citicorp	$898.1	$882.5	$887.7	$900.3	$897.1	—	—

Total Citi Holdings (2)	$44.6	$16.8	$11.9	$7.7	$7.1	(8)%	(84)%

Total Citigroup Deposits - EOP	$942.7	$899.3	$899.6	$908.0	$904.2	—	(4)%

Total Citigroup Deposits - Average	$954.2	$938.7	$899.5	$906.4	$903.1	—	(5)%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$942.7	$899.3	$899.6	$908.0	$904.2	—	(4)%
Impact of FX Translation (3)	(40.5)	(25.0)	(11.3)	(13.4)	—
Total Citigroup EOP Deposits - Ex-FX (4)	$902.2	$874.3	$888.3	$894.6	$904.2	1%	—

(1)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)	See footnote 4 on page 1.
(3)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2015 average exchange rates for all periods presented.
(4)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Citicorp:
Global Consumer Banking

North America
Credit Cards	$109.5	$114.0	$105.9	$107.7	$107.9	—	(1)%
Retail Banking	47.5	46.8	47.8	48.8	50.6	4%	7%
Total	$157.0	$160.8	$153.7	$156.5	$158.5	1%	1%

Latin America
Credit Cards	$9.8	$9.3	$8.5	$8.3	$7.5	(10)%	(23)%
Retail Banking	28.2	26.2	25.6	25.7	23.9	(7)%	(15)%
Total	$38.0	$35.5	$34.1	$34.0	$31.4	(8)%	(17)%

Asia (1)
Credit Cards	$18.8	$18.6	$17.8	$18.1	$17.0	(6)%	(10)%
Retail Banking	78.2	76.2	74.5	75.3	71.4	(5)%	(9)%
Total	$97.0	$94.8	$92.3	$93.4	$88.4	(5)%	(9)%

Total Consumer Loans
Credit Cards	$138.1	$141.9	$132.2	$134.1	$132.4	(1)%	(4)%
Retail Banking	153.9	149.2	147.9	149.8	145.9	(3)%	(5)%
Total Consumer	$292.0	$291.1	$280.1	$283.9	$278.3	(2)%	(5)%

Total Corporate Loans
North America	$114.5	$117.7	$120.1	$127.3	$129.2	1%	13%
EMEA	57.1	55.9	58.3	60.1	59.5	(1)%	4%
Latin America	38.8	37.9	38.1	39.4	39.5	—	2%
Asia	66.6	62.8	62.6	62.7	60.6	(3)%	(9)%
Total Corporate Loans	$277.0	$274.3	$279.1	$289.5	$288.8	—	4%

Total Citicorp	$569.0	$565.4	$559.2	$573.4	$567.1	(1)%	—

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$569.0	$565.4	$559.2	$573.4	$567.1	(1)%	—
Impact of FX Translation (2)	(26.6)	(17.4)	(10.2)	(10.4)	—
Total Citicorp EOP Loans - Ex-FX (3)	$542.4	$548.0	$549.0	$563.0	$567.1	1%	5%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2015 average exchange rates for all periods presented.
(3)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Citi Holdings:

Consumer - North America
Mortgages	63.4	59.3	53.6	51.3	47.9	(7)%	(24)%
Personal Loans	9.3	9.4	0.8	0.9	0.9	—	(90)%
Other	2.2	2.1	2.2	2.0	1.9	(5)%	(14)%
Total	$74.9	$70.8	$56.6	$54.2	$50.7	(6)%	(32)%

Consumer - International
Credit Cards	$3.7	$3.6	$2.1	$1.8	$1.8	—	(51)%
REL, Personal & Other	5.4	4.4	2.8	2.4	2.3	(4)%	(57)%
Total	$9.1	$8.0	$4.9	$4.2	$4.1	(2)%	(55)%

Citi Holdings - Other	0.8	0.4	0.4	0.3	0.5	67%	(38)%

Total Citi Holdings	$84.8	$79.2	$61.9	$58.7	$55.3	(6)%	(35)%

Total Citigroup	$653.8	$644.6	$621.1	$632.1	$622.4	(2)%	(5)%

Consumer Loans	$376.3	$370.0	$341.7	$342.3	$333.4	(3)%	(11)%
Corporate Loans	277.5	274.6	279.3	289.8	289.0	—	4%
Total Citigroup	$653.8	$644.6	$621.0	$632.1	$622.4	(2)%	(5)%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$653.8	$644.6	$621.0	$632.1	$622.4	(2)%	(5)%
Impact of FX Translation (1)	(27.5)	(17.7)	(10.2)	(10.3)	—
Total Citigroup EOP Loans - Ex-FX (2)	$626.3	$626.9	$610.8	$621.8	$622.4	—	(1)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)              Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the third quarter of 2015 average exchange rates for all periods presented.

(2)              Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2014	2014	2015	2015	2015	2015

Citicorp (2)
Total	$2,654	$2,566	$2,245	$2,134	$2,085	$278.3
Ratio	0.91%	0.88%	0.80%	0.75%	0.75%

Retail Bank (2)
Total	$964	$816	$617	$636	$595	$145.9
Ratio	0.63%	0.55%	0.42%	0.43%	0.41%
North America (2)	$229	$225	$123	$150	$138	$50.6
Ratio	0.49%	0.49%	0.26%	0.31%	0.28%
Latin America (3)	$515	$397	$306	$296	$274	$23.9
Ratio (3)	1.83%	1.52%	1.20%	1.15%	1.15%
Asia (4)	$220	$194	$188	$190	$183	$71.4
Ratio	0.28%	0.25%	0.25%	0.25%	0.26%

Cards
Total	$1,690	$1,750	$1,628	$1,498	$1,490	$132.4
Ratio	1.22%	1.23%	1.23%	1.12%	1.13%
North America - Citi-Branded	$559	$593	$569	$495	$491	$64.8
Ratio	0.84%	0.88%	0.90%	0.77%	0.76%
North America - Retail Services	$630	$678	$629	$567	$621	$43.1
Ratio	1.47%	1.46%	1.48%	1.31%	1.44%
Latin America	$294	$284	$240	$245	$207	$7.5
Ratio	3.00%	3.05%	2.82%	2.95%	2.76%
Asia (4)	$207	$195	$190	$191	$171	$17.0
Ratio	1.10%	1.05%	1.07%	1.06%	1.01%

Citi Holdings - Consumer (2) (5)	$2,204	$2,073	$1,698	$1,540	$1,431	$54.8
Ratio	2.79%	2.77%	2.88%	2.76%	2.74%
International	$111	$110	$91	$78	$77	$4.1
Ratio	1.22%	1.38%	1.86%	1.86%	1.88%
North America (2) (5)	$2,093	$1,963	$1,607	$1,462	$1,354	$50.7
Ratio	2.99%	2.94%	2.97%	2.84%	2.81%
Other						$0.3

Total Citigroup (2) (5)	$4,858	$4,639	$3,943	$3,674	$3,516	$333.4
Ratio	1.31%	1.27%	1.17%	1.08%	1.07%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)	See footnote 3 on page 8.
(4)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(5)

The September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $17 million, $15 million, $14 million, $12 million and $12 million, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2014	2014	2015	2015	2015	2015

Citicorp (2)
Total	$2,806	$2,688	$2,511	$2,387	$2,507	$278.3
Ratio	0.96%	0.93%	0.90%	0.84%	0.90%

Retail Bank (2)
Total	$912	$854	$845	$797	$806	$145.9
Ratio	0.60%	0.58%	0.58%	0.53%	0.56%
North America (2)	$213	$212	$203	$176	$198	$50.6
Ratio	0.46%	0.46%	0.43%	0.37%	0.40%
Latin America	$302	$290	$282	$266	$280	$23.9
Ratio	1.07%	1.11%	1.10%	1.04%	1.17%
Asia (3)	$397	$352	$360	$355	$328	$71.4
Ratio	0.51%	0.46%	0.48%	0.47%	0.46%

Cards
Total	$1,894	$1,834	$1,666	$1,590	$1,701	$132.4
Ratio	1.37%	1.29%	1.26%	1.19%	1.28%
North America - Citi-Branded	$566	$568	$497	$462	$504	$64.8
Ratio	0.85%	0.84%	0.78%	0.72%	0.78%
North America - Retail Services	$729	$748	$673	$652	$758	$43.1
Ratio	1.70%	1.61%	1.59%	1.51%	1.76%
Latin America	$322	$262	$247	$229	$219	$7.5
Ratio	3.29%	2.82%	2.91%	2.76%	2.92%
Asia (3)	$277	$256	$249	$247	$220	$17.0
Ratio	1.47%	1.38%	1.40%	1.36%	1.29%

Citi Holdings - Consumer (2) (4)	$2,156	$1,831	$1,339	$1,272	$1,348	$54.8
Ratio	2.73%	2.45%	2.27%	2.28%	2.58%
International	$178	$168	$142	$119	$118	$4.1
Ratio	1.96%	2.10%	2.90%	2.83%	2.88%
North America (2) (4)	$1,978	$1,663	$1,197	$1,153	$1,230	$50.7
Ratio	2.83%	2.49%	2.21%	2.24%	2.56%
Other						$0.3

Total Citigroup (2) (4)	$4,962	$4,519	$3,850	$3,659	$3,855	$333.4
Ratio	1.34%	1.24%	1.14%	1.08%	1.17%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(4)

The September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $17 million, $15 million, $14 million, $12 million and $12 million, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$17,890	$16,915	$15,994	$14,598	$14,075			$19,648	$15,994

Gross Credit (Losses)	(2,586)	(2,727)	(2,458)	(2,335)	(2,068)	11%	20%	(8,381)	(6,861)	18%
Gross Recoveries	489	479	501	415	405	(2)%	(17)%	1,656	1,321	(20)%
Net Credit (Losses) / Recoveries (NCLs)	(2,097)	(2,248)	(1,957)	(1,920)	(1,663)	13%	21%	(6,725)	(5,540)	18%
NCLs	2,097	2,248	1,957	1,920	1,663	(13)%	(21)%	6,725	5,540	(18)%
Net Reserve Builds / (Releases)	(492)	(306)	(91)	(199)	43	NM	NM	(1,573)	(247)	84%
Net Specific Reserve Builds / (Releases)	(30)	(61)	(111)	(206)	(124)	40%	NM	(205)	(441)	NM
Provision for Loan Losses	1,575	1,881	1,755	1,515	1,582	4%	—	4,947	4,852	(2)%
Other (2) (3) (4) (5) (6) (7)	(453)	(554)	(1,194)	(118)	(368)	NM	19%	(955)	(1,680)
Allowance for Loan Losses at End of Period (1) (a)	$16,915	$15,994	$14,598	$14,075	$13,626			$16,915	$13,626

Allowance for Unfunded Lending Commitments (8) (a)	$1,140	$1,063	$1,023	$973	$1,036			$1,140	$1,036

Provision for Unfunded Lending Commitments	$(30)	$(74)	$(37)	$(48)	$65			$(88)	$(20)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$18,055	$17,057	$15,621	$15,048	$14,662			$18,055	$14,662

Total Allowance for Loan Losses as a Percentage of Total Loans (9)	2.60%	2.50%	2.38%	2.25%	2.21%

Allowance for Loan Losses at End of Period (1):
Citicorp	$11,582	$11,142	$10,976	$10,672	$10,505
Citi Holdings	5,333	4,852	3,622	3,403	3,121
Total Citigroup	$16,915	$15,994	$14,598	$14,075	$13,626

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)              The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale (HFS) of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to FX translation.

(4)              The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to FX translation.

(5)              The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(6)              The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(7)              The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(8)              Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)              September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, exclude $4.4 billion, $5.9 billion, $6.6 billion, $6.5 billion and $5.5 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$15,520	$14,575	$13,605	$12,122	$11,749			$17,064	$13,605

Net Credit Losses (NCLs)	(2,115)	(2,098)	(1,966)	(1,814)	(1,617)	11%	24%	(6,587)	(5,397)	18%
NCLs	2,115	2,098	1,966	1,814	1,617	(11)%	(24)%	6,587	5,397	(18)%
Net Reserve Builds / (Releases)	(393)	(399)	(191)	(158)	(72)	54%	82%	(1,347)	(421)	69%
Net Specific Reserve Builds / (Releases)	(117)	(39)	(114)	(87)	(202)	NM	(73)%	(207)	(403)	(95)%
Provision for Loan Losses	1,605	1,660	1,661	1,569	1,343	(14)%	(16)%	5,033	4,573	(9)%
Other (2) (3) (4) (5) (6) (7)	(435)	(532)	(1,178)	(128)	(365)	NM	16%	(935)	(1,671)	(79)%
Allowance for Loan Losses at End of Period (1) (a)	$14,575	$13,605	$12,122	$11,749	$11,110			$14,575	$11,110

Consumer Allowance for Unfunded Lending Commitments (8) (a)	$55	$36	$32	$31	$31			$55	$31

Provision for Unfunded Lending Commitments	$(2)	$(15)	$(4)	$(1)	$1			$(7)	$(4)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$14,630	$13,641	$12,154	$11,780	$11,141			$14,630	$11,141

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	3.87%	3.68%	3.55%	3.43%	3.33%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,370	$2,340	$2,389	$2,476	$2,326			$2,584	$2,389

Net Credit (Losses) / Recoveries (NCL’s)	18	(150)	9	(106)	(46)	57%	NM	(138)	(143)	(4)%
NCLs	(18)	150	(9)	106	46	(57)%	NM	138	143	4%
Net Reserve Builds / (Releases)	(99)	93	100	(41)	115	NM	NM	(226)	174	NM
Net Specific Reserve Builds / (Releases)	87	(22)	3	(119)	78	NM	(10)%	2	(38)	NM
Provision for Loan Losses	(30)	221	94	(54)	239	NM	NM	(86)	279	NM
Other (2)	(18)	(22)	(16)	10	(3)			(20)	(9)
Allowance for Loan Losses at End of Period (1) (b)	$2,340	$2,389	$2,476	$2,326	$2,516			$2,340	$2,516

Corporate Allowance for Unfunded Lending Commitments (8) (b)	$1,085	$1,027	$991	$942	$1,005			$1,085	$1,005

Provision for Unfunded Lending Commitments	$(28)	$(59)	$(33)	$(47)	$64			$(81)	$(16)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,425	$3,416	$3,467	$3,268	$3,521			$3,425	$3,521

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.86%	0.89%	0.91%	0.82%	0.89%

Footnotes to these tables are on the following page (page 34).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 33).

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)              The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale (HFS) of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to FX translation.

(4)              The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to FX translation.

(5)              The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(6)              The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(7)              The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(8)              Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)              September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 exclude $45 million, $43 million, $38 million, $39 million and $37 million, respectively, of loans which are carried at fair value.

(10)       September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015 and September 30, 2015 exclude $4.4 billion, $5.9 billion, $6.5 billion, $6.5 billion and $5.5 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)

Citicorp
Net Credit Losses	$1,692	$1,831	$1,549	$1,662	$1,445	(13)%	(15)%	$5,305	$4,656	(12)%
Credit Reserve Build / (Release)	(387)	(153)	(6)	(235)	128	NM	NM	(1,085)	(113)	90%
Global Consumer Banking
Net Credit Losses	1,680	1,710	1,551	1,579	1,411	(11)%	(16)%	5,150	4,541	(12)%
Credit Reserve Build / (Release)	(379)	(254)	(113)	(103)	(64)	38%	83%	(894)	(280)	69%
North America Regional Consumer Banking
Net Credit Losses	1,019	1,013	961	1,000	878	(12)%	(14)%	3,193	2,839	(11)%
Credit Reserve Build / (Release)	(341)	(233)	(100)	(109)	(61)	44%	82%	(1,009)	(270)	73%
Retail Banking
Net Credit Losses	36	36	36	40	34	(15)%	(6)%	107	110	3%
Credit Reserve Build / (Release)	(11)	28	18	(6)	32	NM	NM	(43)	44	NM
Citi-Branded Cards
Net Credit Losses	526	514	492	503	443	(12)%	(16)%	1,683	1,438	(15)%
Credit Reserve Build / (Release)	(212)	(220)	(119)	(74)	(105)	(42)%	50%	(623)	(298)	52%
Citi Retail Services
Net Credit Losses	457	463	433	457	401	(12)%	(12)%	1,403	1,291	(8)%
Credit Reserve Build / (Release)	(118)	(41)	1	(29)	12	NM	NM	(343)	(16)	95%
Latin America Regional Consumer Banking
Net Credit Losses	460	511	417	392	355	(9)%	(23)%	1,350	1,164	(14)%
Credit Reserve Build / (Release)	(4)	(36)	22	7	61	NM	NM	156	90	(42)%
Retail Banking
Net Credit Losses	210	278	188	196	168	(14)%	(20)%	629	552	(12)%
Credit Reserve Build / (Release)	2	(37)	24	4	30	NM	NM	24	58	NM
Citi-Branded Cards
Net Credit Losses	250	233	229	196	187	(5)%	(25)%	721	612	(15)%
Credit Reserve Build / (Release)	(6)	1	(2)	3	31	NM	NM	132	32	(76)%
Asia Regional Consumer Banking (1)
Net Credit Losses	201	186	173	187	178	(5)%	(11)%	607	538	(11)%
Credit Reserve Build / (Release)	(34)	15	(35)	(1)	(64)	NM	(88)%	(41)	(100)	NM
Retail Banking
Net Credit Losses	79	74	70	79	77	(3)%	(3)%	242	226	(7)%
Credit Reserve Build / (Release)	(25)	—	(14)	4	(37)	NM	(48)%	(19)	(47)	NM
Citi-Branded Cards
Net Credit Losses	122	112	103	108	101	(6)%	(17)%	365	312	(15)%
Credit Reserve Build / (Release)	(9)	15	(21)	(5)	(27)	NM	NM	(22)	(53)	NM

Institutional Clients Group (ICG)
Net Credit Losses	12	121	(2)	83	34	(59)%	NM	155	115	(26)%
Credit Reserve Build / (Release)	(8)	101	107	(132)	192	NM	NM	(191)	167	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,305	$1,678	$1,543	$1,427	$1,573	10%	21%	$4,220	$4,543	8%

(1)    For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						3Q15 Increase/		Nine	Nine	YTD 2015 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2014 Increase/
	2014	2014	2015	2015	2015	2Q15	3Q14	2014	2015	(Decrease)
Citi Holdings
Net Credit Losses (1)	$405	$417	$408	$258	$218	(16)%	(46)%	$1,420	$884	(38)%
Credit Reserve Build / (Release)	(135)	(214)	(196)	(170)	(209)	(23)%	(55)%	(693)	(575)	17%

Total Citi Holdings Provision for Loan Losses	$270	$203	$212	$88	$9	(90)%	(97)%	$727	$309	(57)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,305	$1,678	$1,543	$1,427	$1,573	10%	21%	$4,220	$4,543	8%

Total Citigroup Provision for Loan Losses	$1,575	$1,881	$1,755	$1,515	$1,582	4%	—	$4,947	$4,852	(2)%

(1)  See footnote 1 on page 23

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$365	$321	$347	$467	$830	78%	NM
EMEA	322	267	287	322	372	16%	16%
Latin America	481	416	376	224	227	1%	(53)%
Asia	182	179	151	145	129	(11)%	(29)%
Total	$1,350	$1,183	$1,161	$1,158	$1,558	35%	15%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$4,546	$4,412	$4,192	$3,934	$3,630	(8)%	(20)%
Latin America	1,364	1,188	1,086	1,034	938	(9)%	(31)%
Asia (4)	362	324	315	311	281	(10)%	(22)%
Total	$6,272	$5,924	$5,593	$5,279	$4,849	(8)%	(23)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$20	$31	$28	$23	$35	52%	75%
Global Consumer Banking	46	45	54	57	45	(21)%	(2)%
Citi Holdings	296	168	172	159	143	(10)%	(52)%
Corporate/Other	20	16	21	7	4	(43)%	(80)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$382	$260	$275	$246	$227	(8)%	(41)%

OREO By Region:
North America	$303	$195	$221	$190	$177	(7)%	(42)%
EMEA	18	8	1	1	1	—	(94)%
Latin America	49	47	48	50	44	(12)%	(10)%
Asia	12	10	5	5	5	—	(58)%
Total	$382	$260	$275	$246	$227	(8)%	(41)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,350	$1,183	$1,161	$1,158	$1,558	35%	15%
Consumer Non-Accrual Loans	6,272	5,924	5,593	5,279	4,849	(8)%	(23)%
Non-Accrual Loans (NAL)	7,622	7,107	6,754	6,437	6,407	—	(16)%
OREO	382	260	275	246	227	(8)%	(41)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$8,004	$7,367	$7,029	$6,683	$6,634	(1)%	(17)%

NAL as a % of Total Loans	1.17%	1.10%	1.09%	1.02%	1.03%
NAA as a % of Total Assets	0.43%	0.40%	0.38%	0.37%	0.37%

Allowance for Loan Losses as a % of NAL	222%	225%	216%	219%	213%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	The first and second quarters of 2015 reflect the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.
(3)	Excludes SOP 03-3 purchased distressed loans.
(4)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(5)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(6)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$353	$307	$334	$455	$816	79%	NM
EMEA	281	228	250	281	336	20%	20%
Latin America	480	415	375	223	226	1%	(53)%
Asia	176	176	149	144	127	(12)%	(28)%
Total	$1,290	$1,126	$1,108	$1,103	$1,505	36%	17%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$440	$465	$351	$374	$364	(3)%	(17)%
Latin America	1,311	1,134	1,043	998	902	(10)%	(31)%
Asia (4)	317	286	287	285	259	(9)%	(18)%
Total	$2,068	$1,885	$1,681	$1,657	$1,525	(8)%	(26)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$20	$31	$28	$23	$35	52%	75%
Global Consumer Banking	46	45	54	57	45	(21)%	(2)%
Corporate/Other	20	16	21	7	4	(43)%	(80)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$86	$92	$103	$87	$84	(3)%	(2)%

OREO By Region:
North America	$24	$35	$54	$35	$39	11%	63%
EMEA	6	6	1	1	1	—	(83)%
Latin America	44	41	43	46	39	(15)%	(11)%
Asia	12	10	5	5	5	—	(58)%
Total	$86	$92	$103	$87	$84	(3)%	(2)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,290	$1,126	$1,108	$1,103	$1,505	36%	17%
Consumer Non-Accrual Loans	2,068	1,885	1,681	1,657	1,525	(8)%	(26)%
Non-Accrual Loans (NAL)	3,358	3,011	2,789	2,760	3,030	10%	(10)%
OREO	86	92	103	87	84	(3)%	(2)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,444	$3,103	$2,892	$2,847	$3,114	9%	(10)%

NAA as a % of Total Assets	0.20%	0.18%	0.17%	0.17%	0.18%

Allowance for Loan Losses as a % of NAL	345%	370%	394%	387%	347%

See Notes (1) - (6) on page 37.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						3Q15 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2014	2014	2015	2015	2015	2Q15	3Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$12	$14	$13	$12	$14	17%	17%
EMEA	41	39	37	41	36	(12)%	(12)%
Latin America	1	1	1	1	1	—	—
Asia	6	3	2	1	2	100%	(67)%
Total	$60	$57	$53	$55	$53	(4)%	(12)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$4,106	$3,947	$3,841	$3,560	$3,266	(8)%	(20)%
Latin America	53	54	43	36	36	—	(32)%
Asia (4)	45	38	28	26	22	(15)%	(51)%
Total	$4,204	$4,039	$3,912	$3,622	$3,324	(8)%	(21)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (5):
North America	$279	$160	$167	$155	$138	(11)%	(51)%
EMEA	12	2	—	—	—	—	(100)%
Latin America	5	6	5	4	5	25%	—
Asia	—	—	—	—	—	—	—
Total	$296	$168	$172	$159	$143	(10)%	(52)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$60	$57	$53	$55	$53	(4)%	(12)%
Consumer Non-Accrual Loans	4,204	4,039	3,912	3,622	3,324	(8)%	(21)%
Non-Accrual Loans (NAL)	4,264	4,096	3,965	3,677	3,377	(8)%	(21)%
OREO	296	168	172	159	143	(10)%	(52)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$4,560	$4,264	$4,137	$3,836	$3,520	(8)%	(23)%

NAA as a % of Total Assets	3.33%	3.31%	3.39%	3.31%	3.20%

Allowance for Loan Losses as a % of NAL	125%	118%	91%	93%	92%

See Notes (1) - (6) on page 37.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
Common Equity Tier 1 Capital Ratio and Components	2014	2014	2015	2015	2015(1)

Citigroup Common Stockholders’ Equity(2)	$203,077	$199,841	$202,782	$205,610	$205,772
Add: Qualifying noncontrolling interests	172	165	146	146	147
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(979)	(909)	(823)	(731)	(542)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	193	279	332	474	717
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	23,678	22,805	22,448	22,312	21,732
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,307	4,373	4,184	4,153	3,911
Defined benefit pension plan net assets	1,179	936	897	815	904
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	24,654	23,626	23,190	23,760	23,295
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	11,670	12,299	10,755	9,538	9,451

Common Equity Tier 1 Capital (CET1)	$138,547	$136,597	$141,945	$145,435	$146,451

Risk-Weighted Assets (RWA)	$1,301,660	$1,292,605	$1,283,758	$1,278,593	$1,257,537

Common Equity Tier 1 Capital Ratio (CET1/RWA)	10.64%	10.57%	11.06%	11.37%	11.6%

Tangible Common Equity (TCE) and Tangible Book Value Per Share

Common Equity	$202,960	$199,717	$202,652	$205,472	$205,630
Less:
Goodwill	24,500	23,592	23,150	23,012	22,444
Intangible assets (other than MSRs)	4,525	4,566	4,244	4,071	3,880
Goodwill related to assets held-for-sale	—	71	174	122	190
Intangible assets (other than MSRs) related to assets held-for-sale	—	—	123	152	155

Tangible Common Equity (TCE)	$173,935	$171,488	$174,961	$178,115	$178,961
Common Shares Outstanding (CSO)	3,029.5	3,023.9	3,034.1	3,009.8	2,979.0
Tangible Book Value Per Share (TCE/CSO)	$57.41	$56.71	$57.66	$59.18	$60.07

(1)         Preliminary.

(2)         Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)         Citi’s Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital.

(5)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)         Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. At September 30, 2015, June 30, 2015 and March 31, 2015, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while for prior periods, the deduction related to all three assets which exceeded both the 10% and 15% limitations.

Reclassified to conform to the current period’s presentation.